SPARTAN(REGISTERED TRADEMARK)
ARIZONA
MUNICIPAL
FUNDS

SEMIANNUAL REPORT

FEBRUARY 29, 2000

CONTENTS

PRESIDENT'S MESSAGE        3   Ned Johnson on investing
                               strategies.

SPARTAN ARIZONA MUNICIPAL
INCOME FUND

 PERFORMANCE               4   How the fund has done over
                               time.

 FUND TALK                 7   The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        10  A summary of major shifts in
                               the fund's investments over
                               the past six months.

 INVESTMENTS               11  A complete list of the fund's
                               investments with their
                               market values.

 FINANCIAL STATEMENTS      16  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

SPARTAN ARIZONA MUNICIPAL
MONEY MARKET FUND

 PERFORMANCE               20  How the fund has done over
                               time.

 FUND TALK                 22  The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        24  A summary of major shifts in
                               the fund's investments over
                               the past six months and one
                               year.

 INVESTMENTS               25  A complete list of the fund's
                               investments.

 FINANCIAL STATEMENTS      29  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

NOTES                      33  Notes to the financial
                               statements


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In February, the Dow Jones Industrial Average closed below 10,000 for the first time in 10 months - 16% below its high set in January. A deeper drop was avoided by a rally late in the period. Meanwhile, the technology-focused NASDAQ Index continued its record-setting ascent, while the bellwether 30-year Treasury benefited slightly as a haven from volatile blue chips and the U.S. Treasury's decision to reduce long bond supply.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN ARIZONA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED                 PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN ARIZONA MUNICIPAL     -0.26%         -2.01%       28.28%        35.80%
INCOME

LB Arizona 4 Plus Year        -0.52%         -2.37%       n/a           n/a
Enhanced   Municipal Bond

Arizona Municipal Debt Funds  -1.50%         -4.26%       26.12%        n/a
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Arizona investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 39 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                 PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN ARIZONA MUNICIPAL     -2.01%       5.11%         5.84%
INCOME

LB Arizona 4 Plus Year        -2.37%       n/a           n/a
Enhanced  Municipal Bond

Arizona Municipal Debt Funds  -4.26%       4.74%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             Spartan AZ Muni Income      LB Municipal Bond
             00434                       LB015
  1994/10/31      10000.00                    10000.00
  1994/11/30       9820.11                     9819.20
  1994/12/31      10064.35                    10035.32
  1995/01/31      10414.23                    10322.13
  1995/02/28      10773.06                    10622.30
  1995/03/31      10866.46                    10744.35
  1995/04/30      10885.64                    10757.03
  1995/05/31      11219.72                    11100.28
  1995/06/30      11111.21                    11003.71
  1995/07/31      11215.14                    11108.03
  1995/08/31      11372.18                    11248.88
  1995/09/30      11463.33                    11320.08
  1995/10/31      11631.80                    11484.67
  1995/11/30      11820.94                    11675.21
  1995/12/31      11925.02                    11787.40
  1996/01/31      12041.15                    11876.40
  1996/02/29      11942.15                    11796.23
  1996/03/31      11779.23                    11645.48
  1996/04/30      11735.76                    11612.52
  1996/05/31      11716.16                    11607.88
  1996/06/30      11827.94                    11734.29
  1996/07/31      11918.94                    11841.07
  1996/08/31      11908.53                    11838.23
  1996/09/30      12056.07                    12003.96
  1996/10/31      12194.14                    12139.73
  1996/11/30      12400.73                    12361.88
  1996/12/31      12343.01                    12309.96
  1997/01/31      12367.61                    12333.23
  1997/02/28      12469.45                    12446.45
  1997/03/31      12294.99                    12280.54
  1997/04/30      12389.13                    12383.32
  1997/05/31      12544.70                    12569.57
  1997/06/30      12675.15                    12703.44
  1997/07/31      13009.98                    13055.32
  1997/08/31      12880.60                    12932.99
  1997/09/30      13024.85                    13086.51
  1997/10/31      13097.69                    13170.65
  1997/11/30      13156.84                    13248.10
  1997/12/31      13326.81                    13441.39
  1998/01/31      13437.65                    13580.10
  1998/02/28      13445.37                    13584.18
  1998/03/31      13446.17                    13596.13
  1998/04/30      13383.32                    13534.81
  1998/05/31      13544.37                    13749.07
  1998/06/30      13579.60                    13803.24
  1998/07/31      13616.10                    13837.88
  1998/08/31      13803.11                    14051.68
  1998/09/30      13964.10                    14226.76
  1998/10/31      13975.18                    14226.48
  1998/11/30      13997.25                    14276.41
  1998/12/31      14033.73                    14312.39
  1999/01/31      14186.10                    14482.57
  1999/02/28      14103.25                    14419.28
  1999/03/31      14114.92                    14439.32
  1999/04/30      14150.56                    14475.27
  1999/05/31      14071.05                    14391.46
  1999/06/30      13885.53                    14184.22
  1999/07/31      13962.06                    14235.85
  1999/08/31      13856.00                    14121.97
  1999/09/30      13867.02                    14127.76
  1999/10/31      13759.81                    13974.61
  1999/11/30      13876.02                    14123.30
  1999/12/31      13776.83                    14018.08
  2000/01/31      13673.24                    13957.11
  2000/02/29      13819.95                    14119.01
IMATRL PRASUN   SHR__CHT 20000229 20000313 102201 R00000000000067

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by February 29, 2000, the value of the investment would have grown to $13,820 - a 38.20% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,119 - a 41.19% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.
(checkmark)

TOTAL RETURN COMPONENTS

                 SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,                        OCTOBER 11, 1994
                                                                                              (COMMENCEMENT OF OPERATIONS)
                                                                                              TO AUGUST 31,

                 2000                           1999                    1998   1997   1996    1995

Dividend returns 2.27%                          4.13%                   4.55%  4.80%  4.92%   5.34%

Capital returns  -2.53%                         -3.75%                  2.61%  3.36%  -0.20%   6.40%

Total returns    -0.26%                         0.38%                   7.16%  8.16%  4.72%   11.74%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED             PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share       3.93(cents)   23.81(cents)   46.86(cents)

Annualized dividend rate  4.84%         4.61%          4.43%

30-day annualized yield   4.96%         -              -

30-day annualized         8.15%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.22 over the past one month, $10.36 over the past six months and $10.57 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.23% combined effective 2000 federal and state income tax bracket. The tax-equivalent yield also reflects that a portion of the fund's income was subject to state taxes, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Two more interest-rate hikes by the
U.S. Federal Reserve board during the
six-month period ending February
29, 2000 - on top of the two rates
hikes that occurred shortly before the
period began - continued to
detract from the performance of
municipal bonds. For the six-month
period, the Lehman Brothers
Municipal Bond Index - an index
of over 35,000 investment-grade,
fixed-rate, tax-exempt bonds -
turned in a flat return of -0.02%.
Several other factors also contributed
to the municipal bond industry's
lackluster performance. The health
care sector, a prominent issuer of
muni bonds, was beleaguered by
concerns of Medicare and
government pricing reforms, which
caused health care securities to
struggle. Furthermore, as interest
rates continued to climb, many
muni bonds fell to deeply discounted
levels, which can create unfavorable
tax consequences for buyers of those
bonds. In return, investors demanded
greater yield as compensation,
causing the prices of these issues
to drop even further. Compared to
corporate and mortgage bonds,
municipal bond performance
lagged during the six-month
period. The Lehman Brothers
Corporate Bond Index returned
1.70%, while mortgage securities, one
of the best-performing domestic
debt offerings during the period,
returned 2.30%, according to the
Lehman Brothers Mortgage-Backed
Securities Index.

(photograph of Christine Thompson)

An interview with Christine Thompson, Portfolio Manager of Spartan Arizona Municipal Income Fund

Q. HOW DID THE FUND PERFORM, CHRISTINE?

A. During the past six months, rising interest rates and continued worries about potential future inflation caused the fund to post a slightly negative return, although it significantly outpaced its peers and outperformed its benchmark. For the six-month period that ended February 29, 2000, the fund had a total return of -0.26%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned -1.50% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -0.52%. For the 12-month period that ended February 29, 2000, the fund returned -2.01%, while the Arizona municipal debt funds average returned -4.26% and the Lehman Brothers index was off 2.37%.

Q. WHAT HELPED THE FUND BEAT ITS PEERS?

A. The fund's focus on intermediate-maturity bonds was one of the main factors behind its outperformance. Throughout the past six months, I emphasized intermediate-maturity bonds - those set to mature within five to 15 years - because, based on Fidelity's quantitative research models, I felt that they offered some of the best values for their given interest-rate sensitivity and their total return potential. That strategy proved to be beneficial and the fund's larger-than-average stake in intermediate bonds worked in its favor when demand for them rose and they generally outpaced longer- and shorter-term securities.

Q. WHAT OTHER FACTORS AIDED PERFORMANCE?

A. The fund was helped by its focus on premium coupon bonds, which pay interest rates above face - or par - value. One appealing aspect of premiums was that they were somewhat insulated from unfavorable tax treatment that negatively affected the prices of lower coupon bonds, or "discounts," as rates rose.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Yes, there were. Health care bonds continued their disappointing run throughout the past six months, coming under pressure from a variety of challenges including cutbacks in Medicare payments and ensuing questions about many hospitals' future profitability. With the help of Fidelity's research staff, I continue to carefully monitor the impact these developments could have on hospitals over the long term. My approach is to be very selective, emphasizing hospitals with a proven track record that I believe can do well in today's evolving, more competitive operating environment. There are a number of hospitals in Arizona that are particularly benefiting from the state's strong population growth. For example, one of the fund's largest health care holdings is Phoenix Children's Hospital, which enjoys strong demand for its services and has been able to exert more control over its pricing than hospitals in other areas of the country where growth is not as strong.

Q. WITH ABOUT HALF OF THE FUND'S INVESTMENTS IN BONDS RATED AAA AT THE END OF THE PERIOD, THE FUND HAD A HIGH-QUALITY PROFILE. WHAT WAS THE RATIONALE FOR THAT POSITIONING?

A. The fund's focus on high-quality bonds is a function of a couple of factors. First, it's a reflection of the Arizona municipal market overall, where high-quality bonds make up the lion's share of available supply. Second, I didn't feel that, apart from selected categories, lower-quality bonds offered enough incentive by way of additional yield for owning them. One exception was education bonds, including those backed by Arizona colleges and universities. I liked them because they allowed me to diversify the fund away from economically sensitive bonds such as general obligation bonds, which depend on sales, property, income and other tax revenue collections. Furthermore, projections call for an increasing number of students to seek advanced degrees over the next several years. Some of the fund's larger holdings in the education sector at the end of the period were bonds issued by the University of Arizona.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A. At the end of the period, municipals were fairly cheap compared to their Treasury counterparts. To the extent that investors realize and act on that relative cheapness, municipals could gain ground on Treasuries. Of course, the major determinant of the bond market's performance will, as always, be the direction of interest rates. But instead of spending time trying to forecast interest-rate movements, I'll look for attractively priced bonds that I believe will outperform, no matter where interest rates end up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

CHRISTINE THOMPSON ON THE
ARIZONA ECONOMY:

"Although the Arizona economy
has slowed modestly from the
red-hot pace it set in 1998, it's
expected to remain one of the
fastest-growing economies in the
United States in the coming year.
Weaker growth in the
manufacturing sector has been
offset by strength in the financial
services and government sectors,
the latter of which has been
driven primarily by adding more
teachers at both state and local
schools. In addition, the state's
unemployment rate remains low
and employment growth remains
stable. A turnaround in the
semiconductor industry has
benefited the state's technology
sector. Furthermore, exports to
Europe and Mexico have increased
while exports to Asia have
rebounded, although not to their
pre-Asian crisis of 1998 levels."

(solid bullet) At the end of the period, the fund had 9.0% of its net assets in bonds issued by Puerto Rico. As a territory of the United States,
Puerto Rico can issue bonds that
are free from taxes in all 50 states.
When the supply of Arizona
municipals is limited or their
prices look expensive, the
manager occasionally invests in
Puerto Rico bonds.

FUND FACTS

GOAL: seeks a high level of
current income, exempt from
federal income tax and
Arizona personal income tax

FUND NUMBER: 434

TRADING SYMBOL: FSAZX

START DATE: October 11,
1994

SIZE: as of February 29,
2000, more than $27 million

MANAGER: Christine Thompson,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1985
(checkmark)

SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENT CHANGES

TOP FIVE SECTORS AS OF
FEBRUARY 29, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

General Obligations            29.9                    25.7

Special Tax                    17.3                    15.1

Health Care                    11.6                    10.1

Education                      10.4                    6.7

Electric Utilities             9.7                     20.2

AVERAGE YEARS TO MATURITY AS
OF FEBRUARY 29, 2000

                                                      6 MONTHS AGO

Years                          13.2                    9.9


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF FEBRUARY 29,
2000

                                   6 MONTHS AGO

Years                         6.9   6.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF FEBRUARY 29, 2000
Row: 1, Col: 1, Value: 51.4
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 38.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.4
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.9
Aaa 51.4%
Aa, A 38.3%
Baa 5.4%
Short-term
Investments 4.9%

AS OF AUGUST 31, 1999
Row: 1, Col: 1, Value: 49.1
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 39.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 6.8
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.9
Aaa 49.1%
Aa, A 39.2%
Baa 6.8%
Short-term
Investments 4.9%

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)

Showing Percentage of Net Assets


MUNICIPAL BONDS - 95.4%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - 86.4%

Arizona Health Facilities
Auth. Hosp. Sys. Rev.:

(Phoenix Children's Hosp.         A2        $ 1,000,000                    $ 937,290
Proj.) Series A, 6.25%
11/15/29

Rfdg. (Saint Lukes Health         Aaa        345,000                        374,718
Sys. Proj.)  7.25% 11/1/14
(Pre-Refunded to  11/1/03 @
102) (e)

Arizona Student Ln. Aquistion     A2         500,000                        480,350
Auth. Student Ln. Rev. Rfdg.
Sub Series B1, 6.15% 5/1/29
(d)

Arizona Trans. Board Excise
Tax Rev.:

(Maricopa County Reg'l. Area      Aaa        400,000                        414,104
Road Proj.) Series A, 5.75%
7/1/05 (AMBAC Insured)

Rfdg. (Maricopa County Reg'l.
Area  Road Proj.):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        100,000                        106,118
Insured)

Series B, 6% 7/1/05 (AMBAC        Aaa        150,000                        157,026
Insured)

Arizona Trans. Board Hwy. Rev.:

Rfdg. 5.75% 7/1/19                Aa1        670,000                        663,702

Series A, 6.5% 7/1/11             Aaa        300,000                        311,787
(Pre-Refunded to 7/1/01 @
101.5) (e)

Arizona Univ. Rev. Rfdg. 6%       A1         1,000,000                      1,049,578
7/1/06

Central Arizona Wtr.
Conservation District
Contract Rev.:

(Central Arizona Proj.)           Aaa        200,000                        207,280
Series B, 6.3% 11/1/02 (MBIA
Insured)

Rfdg. (Central Arizona Proj.)
Series A:

5.5% 11/1/09                      A1         1,000,000                      1,011,380

5.5% 11/1/10                      A1         375,000                        378,116

Chandler Gen. Oblig.:

6.25% 7/1/10                      Aa2        500,000                        535,505

6.5% 7/1/10 (MBIA Insured)        Aaa        200,000                        217,138

6.5% 7/1/11 (MBIA Insured)        Aaa        225,000                        244,073

Chandler Wtr. & Swr. Rev.         Aaa        1,000,000                      973,420
5.5% 7/1/15  (MBIA Insured)

Cochise County Unified School     Aaa        200,000                        218,270
District #68 (Sierra Vista
Proj.) Series B, 9% 7/1/02
(FGIC Insured)

Flagstaff Gen. Oblig. 4.5%        Aaa        200,000                        178,400
7/1/13  (FGIC Insured)

Glendale Ind. Dev. Auth. Edl.     AAA        150,000                        161,825
Facilities Rev. Rfdg.
(American Graduate School
Int'l. Proj.) 6.55% 7/1/06
(AMBAC Insured)
(Pre-Refunded to 7/1/05 @
101) (e)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Maricopa County Ctfs. of          A2        $ 155,000                      $ 155,284
Prtn. 5.625% 6/1/00

Maricopa County Hosp. Rev.        Baa1       300,000                        268,395
Rfdg. (Sun Health Corp.
Proj.) 6.125% 4/1/18

Maricopa County Ind. Dev.         Baa1       500,000                        482,600
Auth. Health Facilities Rev.
Rfdg. (Catholic Health Care
West Proj.) Series A, 5%
7/1/03

Maricopa County Ind. Dev.         AA+        1,000,000                      843,070
Auth. Hosp. Facilities Rev.
(Mayo Clinic Hosp. Proj.)
5.25% 11/15/37

Maricopa County School            Aaa        500,000                        379,140
District #1 Rfdg.  (Cap.
Appreciation) (Phoenix
Elementary Proj.) Second
Series, 0% 7/1/05 (MBIA
Insured)

Maricopa County School            Aaa        500,000                        319,155
District #3 Rfdg.  (Cap.
Appreciation) (Temple
Elementary Proj.) 0% 7/1/08
(AMBAC Insured)

Maricopa County School            Aaa        300,000                        304,707
District #4 Rfdg. (Mesa
Univ. Proj.) 5.25% 7/1/04
(FSA Insured)

Maricopa County School            Aaa        200,000                        212,798
District #14 Rfdg.
(Creighton Proj.) 6.5%
7/1/04 (FGIC Insured)

Maricopa County School            Aaa        955,000                        645,561
District #28 Rfdg.  (Cap.
Appreciation) (Kyrene
Elementary Proj.)  Series C,
0% 7/1/07 (FGIC Insured)

Maricopa County Unified           Aaa        1,000,000                      734,730
School District #41Gilbert
Rfdg. (Cap. Appreciation) 0%
1/1/06 (FGIC Insured)

Maricopa County Unified           Aaa        400,000                        432,240
School District #80
(Chandler Proj.) 6.6% 7/1/06
(FGIC Insured)

Mesa Gen. Oblig. Rfdg. 5.7%       Aaa        250,000                        256,748
7/1/03 (FGIC Insured)

Mesa Ind. Dev. Auth. Rev.         Aaa        500,000                        478,395
(Discovery  Health Sys.
Proj.) Series A, 5.375%
1/1/14 (MBIA Insured)

Mohave County Ind. Dev. Auth.     A+         250,000                        227,490
Ind. Dev. Rev. (North Star
Steel Co. Proj.) Series B,
5.5% 12/1/20 (d)

Navajo County Poll. Cont.         Baa1       200,000                        186,810
Corp. Rev. Rfdg. (Pub. Svc.
Co. Proj.) Series A, 5.875%
8/15/28

Phoenix Arpt. Rev. Series D,      Aaa        810,000                        853,619
6.4% 7/1/12 (MBIA Insured)
(d)

Phoenix Civic Impt. Corp.
Arpt. Excise Tax Rev. Rfdg.
Sr. Lien:

5% 7/1/03 (d)                     Aa2        500,000                        498,300

5.25% 7/1/09 (d)                  Aa2        400,000                        387,176

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Phoenix Civic Impt. Corp.
Excise Tax Rev.:

(Muni. Courthouse Proj.) Sr.
Lien Series A:

5.5% 7/1/11                       Aa2       $ 200,000                      $ 200,986

5.75% 7/1/15                      Aa2        675,000                        676,181

5.375% 7/1/29                     Aa2        220,000                        199,151

Phoenix Civic Impt. Corp.         Aa3        500,000                        471,390
Wtr. Sys. Rev. Jr. Lien,
5.45% 7/1/19

Phoenix Gen. Oblig.:

Rfdg. Series A, 7.5% 7/1/08       Aa1        100,000                        115,032

4.5% 7/1/18                       Aa1        400,000                        331,408

Phoenix Street & Hwy. User        Aaa        250,000                        261,055
Rev. Rfdg. Jr. Lien, 6.25%
7/1/11 (MBIA Insured)

Pima County Ind. Dev. Auth.       Aaa        200,000                        197,538
Rev. Rfdg. (HealthPartners
Proj.) Series A, 5.625%
4/1/14 (MBIA Insured)

Pima County Unified School        Aaa        250,000                        291,023
District #1 Tucson Rfdg.
7.5% 7/1/10 (FGIC Insured)

Pima County Unified School        Aaa        300,000                        295,878
District #10 Amphitheater
Rfdg. (Cap. Appreciation) 0%
7/1/00 (FGIC Insured)

Scottsdale Gen. Oblig. Rfdg.      Aa1        100,000                        101,766
5.5% 7/1/09

Scottsdale Street & Hwy. User     A1         500,000                        505,645
Rev. Rfdg. 5.5% 7/1/07

Scottsdale Wtr. & Swr. Rev.       Aa1        150,000                        166,559
(1989 Proj.) Series E, 7%
7/1/07

Tempe Union High School
District #213:

(1994 Proj.):

Series B, 7% 7/1/03 (FGIC         Aaa        400,000                        425,972
Insured)

Series C, 4% 7/1/12 (MBIA         Aaa        200,000                        172,648
Insured)

Rfdg. & Impt. 7% 7/1/08 (FGIC     Aaa        310,000                        345,135
Insured)

Tucson Gen. Oblig. Rfdg.          Aaa        200,000                        211,782
6.75% 7/1/03  (FGIC Insured)

Tucson Street & Hwy. User Rev.:

Rfdg. Sr. Lien, 6% 7/1/10         Aaa        400,000                        422,496
(MBIA Insured)

Sr. Lien Series A, 7% 7/1/11      Aaa        300,000                        341,790
(MBIA Insured)

Tucson Wtr. Rev. Series 1994      Aaa        200,000                        218,804
C, 6.75% 7/1/07 (FGIC
Insured)

Univ. of Arizona Ctfs. of         Aaa        500,000                        482,840
Prtn. (Univ. of Arizona
Packing & Hsg. Proj.) 5.75%
6/1/24  (AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Univ. of Arizona Univ. Rev.
Rfdg.:

5.25% 6/1/13 (FSA Insured)        Aaa       $ 500,000                      $ 479,505

6.375% 6/1/05                     A1         400,000                        419,624

Yuma County Hosp. District        A          265,000                        267,430
#001 6.35% 11/15/07
(Escrowed to Maturity) (e)

                                                                            23,887,936

PUERTO RICO - 9.0%

Puerto Rico Commonwealth Hwy.
& Trans. Auth. Hwy. Rev.:

Rfdg. Series W, 5.5% 7/1/17       Baa1       100,000                        95,876

Series Y, 5.5% 7/1/36             Baa1       500,000                        455,015

Puerto Rico Commonwealth Hwy.     Aaa        500,000                        419,460
& Trans.  Auth. Trans. Rev.
Series A, 5% 7/1/38  (MBIA
Insured)

Puerto Rico Elec. Pwr. Auth.      Aaa        1,000,000                      859,600
Pwr. Rev. 5% 7/1/28 (MBIA
Insured)

Puerto Rico Pub. Bldgs Auth.      Aaa        750,000                        646,155
Rev. Series B, 5% 7/1/27
(AMBAC Insured)

                                                                            2,476,106

TOTAL MUNICIPAL BONDS                                          26,364,042
(Cost $26,962,888)


CASH EQUIVALENTS - 5.0%

                              SHARES

Municipal Central Cash Fund,   1,367,394                 1,367,394
3.87% (b)(c) (Cost
$1,367,394)

TOTAL INVESTMENT PORTFOLIO -               27,731,436
100.4%  (Cost $28,330,282)

NET OTHER ASSETS - (0.4)%                  (100,213)

NET ASSETS - 100%                         $ 27,631,223

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS  S&P RATINGS

Aaa, Aa, A    85.3%  AAA, AA, A    84.4%

Baa           5.4%   BBB           3.3%

Ba            0.0%   BB            0.0%

B             0.0%   B             0.0%

Caa           0.0%   CCC           0.0%

Ca, C         0.0%   CC, C         0.0%

                     D             0.0%

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations    29.9%

Special Tax            17.3

Health Care            11.6

Education              10.4

Electric Utilities     9.7

Water & Sewer          6.6

Transportation         5.0

Other *                  9.5

                       100.0%

* Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $28,330,282. Net unrealized depreciation aggregated $598,846, of which $209,995 related to appreciated investment securities and $808,841 related to depreciated investment securities.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                         FEBRUARY 29, 2000 (UNAUDITED)

ASSETS

Investment in securities, at               $ 27,731,436
value (cost $28,330,282) -
See accompanying schedule

Cash                                        44,112

Receivable for fund shares                  5,178
sold

Interest receivable                         295,823

 TOTAL ASSETS                               28,076,549

LIABILITIES

Payable for investments         $ 201,187
purchased

Payable for fund shares          205,318
redeemed

Distributions payable            27,050

Accrued management fee           11,723

Other payables and accrued       48
expenses

 TOTAL LIABILITIES                          445,326

NET ASSETS                                 $ 27,631,223

Net Assets consist of:

Paid in capital                            $ 28,435,297

Undistributed net interest                  4,188
income

Accumulated undistributed net               (209,416)
realized  gain (loss) on
investments

Net unrealized appreciation                 (598,846)
(depreciation) on investments

NET ASSETS, for 2,691,983                  $ 27,631,223
shares outstanding

NET ASSET VALUE, offering                   $10.26
price and redemption price
per share ($27,631,223
(divided by) 2,691,983
shares)

STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED FEBRUARY
                        29, 2000 (UNAUDITED)

INTEREST INCOME                          $ 727,060

EXPENSES

Management fee                $ 77,283

Non-interested trustees'       42
compensation

 Total expenses before         77,325
reductions

 Expense reductions            (1,699)    75,626

NET INTEREST INCOME                       651,434

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         (87,785)

 Futures contracts             3,245      (84,540)

Change in net unrealized                  (631,439)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                           (715,979)

NET INCREASE (DECREASE) IN               $ (64,545)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED FEBRUARY 29,  YEAR ENDED AUGUST 31,
                                 2000                           1999
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 651,434                      $ 1,155,047

 Net realized gain (loss)         (84,540)                       (55,209)

 Change in net unrealized         (631,439)                      (1,075,095)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (64,545)                       24,743
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (650,459)                      (1,155,047)
From net interest income

 From net realized gain           -                              (36,964)

 In excess of net realized        (10,717)                       (54,789)
gain

 TOTAL DISTRIBUTIONS              (661,176)                      (1,246,800)

Share transactions Net            4,638,092                      10,812,895
proceeds from sales of shares

 Reinvestment of distributions    486,723                        942,439

 Cost of shares redeemed          (6,413,464)                    (5,501,589)

 NET INCREASE (DECREASE) IN       (1,288,649)                    6,253,745
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   3,273                          4,734

  TOTAL INCREASE (DECREASE)       (2,011,097)                    5,036,422
IN NET ASSETS

NET ASSETS

 Beginning of period              29,642,320                     24,605,898

 End of period (including        $ 27,631,223                   $ 29,642,320
undistributed net interest
income of $4,188 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             449,739                        994,437

 Issued in reinvestment of        47,055                         86,645
distributions

 Redeemed                         (619,307)                      (507,000)

 Net increase (decrease)          (122,513)                      574,082




 FINANCIAL HIGHLIGHTS      SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,
                           2000

                           (UNAUDITED)                    1999                    1998      1997      1996      1995 F

SELECTED PER-SHARE DATA

Net asset value,
beginning of               $ 10.530                       $ 10.980                $ 10.740  $ 10.460  $ 10.640  $ 10.000
period

Income from Investment      .239 G                         .458                    .473      .483      .514      .504
Operations Net interest
income

Net realized and unrealized (.268)                         (.412)                  .279      .351      (.022)    .637
gain (loss)

Total from investment       (.029)                         .046                    .752      .834      .492      1.141
operations

Less Distributions

From net interest income    (.238)                         (.458)                  (.473)    (.484)    (.514)    (.504)

From net realized gain      -                              (.016)                  (.040)    (.070)    (.160)    -

In excess of net realized
gain                        (.004)                         (.024)                  -         -         -         -

Total distributions         (.242)                         (.498)                  (.513)    (.554)    (.674)    (.504)

Redemption fees added to
paid                        .001                           .002                    .001      .000      .002      .003
in capital

Net asset value, end of
period                     $ 10.260                       $ 10.530                $ 10.980  $ 10.740  $ 10.460  $ 10.640

TOTAL RETURN B, C           (0.26)%                        0.38%                   7.16%     8.16%     4.72%     11.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period  $ 27,631                       $ 29,642                $ 24,606  $ 19,766  $ 20,388  $ 13,448
(000 omitted)

Ratio of expenses to average .55% A                        .55%                    .55%      .55%      .30% D    .06% A, D
net assets

Ratio of expenses to average .54% A, E                     .54% E                  .54% E    .53% E    .30%      .06% A
net assets after expense
reductions

Ratio of net interest income 4.63% A                       4.21%                   4.35%     4.55%     4.82%     5.54% A
to average net assets

Portfolio turnover rate     41% A                          12%                     25%       27%       32%       56% A


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

F FOR THE PERIOD OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO
AUGUST 31, 1995.

G NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED                 PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN AZ MUNICIPAL MONEY    1.58%          3.01%        17.94%        19.60%
MARKET

All Tax-Free Money Market     1.48%          2.82%        16.12%        n/a
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six month average represents a peer group of 463 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                 PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN AZ MUNICIPAL MONEY    3.01%        3.36%         3.37%
MARKET

All Tax-Free Money Market     2.82%        3.03%         n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                                           2/28/00  11/29/99  8/30/99  5/31/99  3/1/99



Spartan Arizona Municipal                  3.32%    3.27%     2.86%    2.85%    2.60%
Money Market



All Tax-Free Money   Market                3.12%    3.16%     2.66%    2.70%    2.42%
Funds Average



Spartan Arizona Municipal                  5.48%    5.38%     4.71%    4.69%    4.27%
Money Market - Tax-equivalent



Portion of fund's income                   1.17%    5.67%     0.04%    1.14%    3.80%
subject   to state taxes



Row: 1, Col: 1, Value: 3.32
Row: 1, Col: 2, Value: 3.12
Row: 2, Col: 1, Value: 3.27
Row: 2, Col: 2, Value: 3.16
Row: 3, Col: 1, Value: 2.86
Row: 3, Col: 2, Value: 2.66
Row: 4, Col: 1, Value: 2.85
Row: 4, Col: 2, Value: 2.7
Row: 5, Col: 1, Value: 2.6
Row: 5, Col: 2, Value: 2.42
Spartan Arizona
Municipal Money
Market
All Tax-Free
Money Market
Funds Average
5% -
4% -
3% -
2% -
1% -
0%

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 39.23%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in
mind that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr

An interview with Scott Orr, Portfolio Manager of Spartan Arizona
Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX
MONTHS THAT ENDED FEBRUARY 29, 2000?

A. Economic growth was solid and unemployment reached historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. While market observers were concerned that inflation would spike upward, no real signs of higher prices emerged with the exception of recent increases in the price of oil. The Federal Reserve Board indicated that improvements in worker productivity helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to continue a program of increasing short-term interest rates in an attempt to slow growth and head off inflation. After raising the rate banks charge each other for overnight loans - known as the fed funds target rate - in June and August 1999, the Fed continued to tap the brakes on the economy by raising the fed funds rate two more times during the period covered by this report. In November 1999 and February 2000, the Fed raised the fed funds rate by 0.25 percentage points, to where it stood at 5.75% at the end of the period.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. The fund's average maturity started the period at 62 days and gradually rolled down to 35 days at the end of February. There were two reasons for this decline. First, it is beneficial to maintain a shorter average maturity in a rising interest-rate environment. A shorter maturity enables the fund to invest in securities offering higher yields as they emerge. Second, most municipalities in the Arizona market issue fixed-rate debt that matures each year on July 1. As we get closer to that date, the fund's average maturity tends to fall. I also was particularly vigilant in my search for opportunities to invest in longer-term, fixed-rate securities with maturities other than July 1, to avoid having a significant amount of assets to re-invest on that date. However, I only purchased those securities when their yields incorporated my expectations of higher rates in the future. In addition, I turned some of my focus - within the limits set by the fund's prospectus - to out-of-state investment opportunities that offered more appealing after-tax yields than tax-free alternatives in the Arizona market. Even though more of shareholders' income will be taxable at the state level this year because of the out-of-state investments, I pursued this strategy so the fund could provide higher yields on a tax-adjusted basis than if I had chosen to invest the same assets in significantly lower-yielding, tax-exempt Arizona securities.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on February 29, 2000, was 3.33%, compared to 2.86% six months ago. The more recent seven-day yield was the equivalent of a 5.48% taxable rate of return for Arizona investors in the 39.23% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 29, 2000, the fund's six-month total return was 1.58%, compared to 1.48% for the all tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. I expect the Fed to raise short-term interest rates at least once more, if not two or three more times, in the coming months. I believe the Fed will continue to take a gradual approach, making sure not to upset the markets. At the same time, the Fed has been adamant that rates must move higher because it feels that the current rate of economic growth is not sustainable without resulting in some inflation. Even if it looks as if inflationary pressures are not building, I believe the Fed will push rates higher until it sees signs that the economy is slowing somewhat, something that hasn't happened thus far after several Fed rate hikes. If inflation does pick up, I think the Fed will become even more aggressive with its interest-rate policy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: seeks a high level
of current income, exempt
from federal income tax and
Arizona personal income
tax

FUND NUMBER: 433

TRADING SYMBOL: FSAXX

START DATE: October 11, 1994

SIZE: as of February 29,
2000, more than $96 million

MANAGER: Scott Orr, since
1997; manager, various Fidelity
and Spartan municipal money
market funds; joined Fidelity
in 1989
(checkmark)

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES

MATURITY DIVERSIFICATION

DAYS                     % OF FUND'S INVESTMENTS 2/29/00  % OF FUND'S INVESTMENTS 8/31/99  % OF FUND'S INVESTMENTS 2/28/99

  0 - 30                  70.7                             56.5                             71.7

 31 - 90                  11.0                             14.3                             12.6

 91 - 180                 16.3                             20.7                             15.7

181 - 397                 2.0                              8.5                              0.0

WEIGHTED AVERAGE MATURITY

                         2/29/00                          8/31/99                          2/28/99

Spartan Arizona Municipal 35 DAYS                         62 Days                          29 Days
Money  Market Fund

All Tax-Free Money Market 39 DAYS                         51 Days                          42 Days
Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF FEBRUARY 29, 2000                                    AS OF AUGUST 31, 1999

                        Variable Rate Demand Notes                                   Variable Rate Demand Notes
                        (VRDNs) 52.2%                                                (VRDNs) 52.4%

                        Commercial Paper (including                                  Commercial Paper (including
                        CP Mode) 29.3%                                               CP Mode) 25.4%

                         Tender Bonds 1.0%                                            Tender Bonds 0.0%

                         Municipal Notes 3.1%                                         Municipal Notes 3.3%

                         Other Investments and Net                                    Other Investments and Net
                         Other Assets 14.4%                                           Other Assets 18.9%



Row: 1, Col: 1, Value: 52.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 29.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 3.1
Row: 1, Col: 8, Value: 14.4

Row: 1, Col: 1, Value: 52.4
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 25.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 3.3
Row: 1, Col: 8, Value: 18.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)

Showing Percentage of Net Assets


MUNICIPAL SECURITIES - 101.6%

                               PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - 100.1%

Apache County Ind. Dev. Auth.  $ 1,800,000                     $ 1,800,000
(Imperial Components, Inc.
Proj.) Series 1996, 4.05%,
LOC Harris Trust & Savings
Bank, Chicago, VRDN (a)(d)

Arizona Edl. Ln. Marketing      4,000,000                       4,000,000
Corp. Series 1991 A 3.9%,
LOC Dresdner Bank AG, VRDN
(a)(d)

Arizona Health Facilities       1,000,000                       1,000,000
Auth. Rev. (Blood Sys., Inc.
Proj.) Series 1995, 3.9%,
LOC Bank One, Arizona NA,
VRDN (a)

Arizona School District Fing.   3,000,000                       3,005,664
Prog. Ctfs. of Prtn. TAN
Series 1999 A, 4.05% 7/31/00
(AMBAC Insured) Maricopia
County Unified School
District #69

Arizona Trans. Board Excise
Tax Rev.:

Bonds (Maricopa County Reg'l.   4,455,000                       4,464,723
Area Road Proj.) Series A,
4.5% 7/1/00

Rfdg. Bonds (Maricopa County    3,000,000                       3,015,619
Reg'l. Area Road Proj.)
Series A, 5.5% 7/1/00 (AMBAC
Insured)

Chandler Ind. Dev. Auth.        2,775,000                       2,775,000
Multi-family Hsg. Rev. Rfdg.
(South Park Apts. Proj.)
Series 1989, 3.95%, LOC
Citibank, New York NA, VRDN
(a)

Chandler Indl. Dev. Auth.       1,625,000                       1,625,000
Indl. Dev. Rev. (Red Rock
Stamping Co. Proj.) Series
2000, 4.1%, LOC Key Bank NA,
VRDN (a)(d)

Cochise County Poll. Cont.      1,000,000                       1,000,000
Rev. Solid Waste Disp. Rev.
Bonds (Arizona Elec. Pwr.
Coop. Proj.) 4.1%, tender
9/1/00 (Nat'l. Rural Util.
Coop. Fin. Corp. Guaranteed)
(d)

Flagstaff Indl. Dev. Auth.      2,500,000                       2,500,000
(Norton Envir., Inc. Proj.)
Series 1997, 4.1%, LOC Key
Bank NA, VRDN (a)(d)

Flagstaff Indl. Dev. Auth.      2,100,000                       2,100,000
Indl. Dev. Rev. Bonds
(Citizens Utils. Co. Proj.)
3.7% tender 3/8/00, CP mode
(d)

Glendale Indl. Dev. Auth.       1,500,000                       1,500,000
Rev. (Superior Bedding Co.
Proj.) Series 1994, 4.05%,
LOC Harris Trust & Savings
Bank, Chicago, VRDN (a)(d)

Maricopa County Ind. Dev.
Auth. Ind. Dev. Rev.:

Bonds (Citizens Utils. Co.      1,000,000                       1,000,000
Proj.) Series 1988, 3.85%
tender 3/16/00, CP mode (d)

(Clayton Homes Proj.) Series    1,000,000                       1,000,000
1998, 4.05%,  LOC Wachovia
Bank NA, VRDN (a)(d)

Maricopa County Poll. Cont.
Rev.:

Bonds (Southern California
Edison Co. Proj.):

Series 1985 D:

3.5% tender 3/13/00, CP mode    1,000,000                       1,000,000

3.6% tender 4/10/00, CP mode    1,000,000                       1,000,000

Series 1985 E:

3.5% tender 3/13/00, CP mode    3,900,000                       3,900,000

3.6% tender 4/10/00, CP mode    2,200,000                       2,200,000

MUNICIPAL SECURITIES -
CONTINUED

                               PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - CONTINUED

Maricopa County Poll. Cont.
Rev.: - continued

Bonds (Southern California
Edison Co. Proj.):

Series 1985 F, 3.65% tender    $ 1,000,000                     $ 1,000,000
4/12/00, CP mode

(Arizona Pub. Svc. Co. Palo     1,600,000                       1,600,000
Verde Proj.) Series 1994 B,
3.8%, LOC Morgan Guaranty
Trust Co., NY, VRDN (a)

(Arizona Pub. Svc. Co. Proj.)   1,800,000                       1,800,000
Series 1994 E, 3.8%,  LOC
Bank of America NA, VRDN (a)

Maricopa County Unified         1,000,000                       1,009,435
School District #48 Bonds
(Scottsdale Proj.) Series C,
6.6% 7/1/00

Maricopa County Union High      2,000,000                       2,004,300
School District #210 Phoenix
Rfdg. Bonds 4.8% 7/1/00

Mesa Ind. Dev. Auth. Rev.       1,000,000                       1,000,000
(Discovery Health Sys.
Proj.)  Series B, 3.9% (MBIA
Insured), VRDN (a)

Mesa Muni. Dev. Corp. Bonds:

Series 1985:

3.6% tender 4/5/00, LOC         1,000,000                       1,000,000
Westdeutsche Landesbank
Girozentrale, CP mode

3.75% tender 3/1/00, LOC        2,500,000                       2,500,000
Westdeutsche Landesbank
Girozentrale, CP mode

Series 1996 A&B:

3.6% tender 3/27/00, LOC        1,900,000                       1,900,000
Westdeutsche Landesbank
Girozentrale, CP mode

3.8% tender 4/17/00, LOC        2,600,000                       2,600,000
Westdeutsche Landesbank
Girozentrale, CP mode

Mohave County Ind. Dev. Auth.
Ind. Dev. Rev. Bonds
(Citizens Utils. Co. Proj.):

Series 1988 B, 3.9% tender      1,000,000                       1,000,000
4/14/00, CP mode (d)

Series 1993 E:

3.65% tender 4/7/00, CP mode    1,000,000                       1,000,000
(d)

3.7% tender 3/8/00, CP mode     900,000                         900,000
(d)

Phoenix Civic Impt. Board       1,920,000                       1,920,000
Arpt. Rev. Participating
VRDN Sr. Lien Series PA 405,
4.01% (Liquidity Facility
Merrill Lynch & Co., Inc.)
(a)(e)

Phoenix Gen. Oblig. Rfdg.:

Bonds Series 1993 A, 4.7%       2,500,000                       2,505,470
7/1/00

Participating VRDN Series PA    2,430,000                       2,430,000
236, 4.01% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

Phoenix Ind. Dev. Auth.         985,000                         985,000
Participating VRDN Series PT
1082, 4.04% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

Phoenix Ind. Dev. Auth.         1,000,000                       1,000,000
Multi-family Hsg. Rev. (Bell
Square Apt. Proj.) Series
1995, 4%, LOC Gen. Elec.
Cap. Corp., VRDN (a)

MUNICIPAL SECURITIES -
CONTINUED

                               PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - CONTINUED

Phoenix Ind. Dev. Auth. Rev.:

(Marlyn Nutraceuticals Proj.)  $ 1,000,000                     $ 1,000,000
4%, LOC Bank One, Arizona
NA, VRDN (a)(d)

(Plastican Proj.) Series        4,000,000                       4,000,000
1997, 4.05%, LOC Fleet Bank
NA, VRDN (a)(d)

Rfdg. (V.A.W. of America        1,000,000                       1,000,000
Proj.) Series 1997, 4.05%,
LOC Bank of America NA, VRDN
(a)(d)

Pima County Ind. Dev. Auth.     2,925,000                       2,925,000
Multi-family Hsg. Rev. (La
Cholla Apt. Proj.) Series
1996, 3.9%, LOC Chase Bank
of Texas NA, VRDN (a)

Pima County Ind. Dev. Auth.     2,000,000                       2,000,000
Single Family Hsg. Rev.
Participating VRDN Series
A1, 4.06% (Liquidity
Facility Bank of New York
NA) (a)(d)(e)

Pima County Indl. Dev. Auth.    1,000,000                       1,000,000
Single Family Mtg. Rev.
Bonds 4.1% 9/1/00 (d)

Pinal County Ind. Dev. Auth.    4,805,000                       4,805,001
Hosp. Rev. (Casa Grande Med.
Ctr. Proj.) Series 1995,
3.95%, LOC Chase Manhattan
Bank, VRDN (a)

Salt River Proj. Agric. Impt.
& Pwr. District Elec. Sys.
Rev.:

Participating VRDN Series       2,495,000                       2,495,000
MSDW 00 208, 3.94%
(Liquidity Facility Morgan
Stanley Dean Witter & Co.)
(a)(e)

Series 1997 A, 3.65% 4/11/00,   1,000,000                       1,000,000
CP

Series B, 3.45% 3/10/00, CP     1,000,000                       1,000,000

Tucson Arpt. Auth. Spl.         1,300,000                       1,300,000
Facility Rev. (LearJet, Inc.
Proj.)  Series 1998 A,
4.05%, LOC Bank of America
NA, VRDN (a)(d)

Yavapai County Ind. Dev.
Auth. Ind. Dev. Rev.:

Bonds (Citizens Utils. Co.
Proj.):

Series 1993:

3.6% tender 3/6/00, CP mode     1,000,000                       1,000,000
(d)

3.6% tender 3/8/00, CP mode     1,000,000                       1,000,000
(d)

Series 1997, 3.65% tender       1,500,000                       1,500,000
3/7/00, CP mode (d)

(Oxycal Lab. Proj.) Series      1,000,000                       1,000,000
1999 A, 4%, LOC Bank One,
Arizona NA, VRDN (a)

Yuma County Ind. Dev. Auth.     3,000,000                       3,000,000
Rev. (Meadowcraft, Inc.
Proj.) Series 1997, 4.05%,
LOC Bank of America NA,
VRDN (a)(d)

                                                                97,065,212

MUNICIPAL SECURITIES -
CONTINUED

                               SHARES                          VALUE (NOTE 1)

OTHER - 1.5%

Municipal Central Cash Fund,    1,425,990                      $ 1,425,990
3.87% (b)(c)

TOTAL INVESTMENT PORTFOLIO -                                    98,491,202
101.6%

NET OTHER ASSETS - (1.6)%                                       (1,510,071)

NET ASSETS - 100%                                $ 96,981,131

Total Cost for Income Tax Purposes  $ 98,491,202

SECURITY TYPE ABBREVIATIONS

CP  - COMMERCIAL PAPER

TAN - TAX ANTICIPATION NOTE

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Provides evidence of ownership in one or more underlying municipal bonds.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                              FEBRUARY 29, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 98,491,202
value -  See accompanying
schedule

Receivable for fund shares                    202,566
sold

Interest receivable                           546,683

 TOTAL ASSETS                                 99,240,451

LIABILITIES

Payable for investments         $ 2,009,860
purchased

Payable for fund shares          198,404
redeemed

Distributions payable            13,150

Accrued management fee           37,813

Other payables and accrued       93
expenses

 TOTAL LIABILITIES                            2,259,320

NET ASSETS                                   $ 96,981,131

Net Assets consist of:

Paid in capital                              $ 97,020,027

Accumulated net realized gain                 (38,896)
(loss) on investments

NET ASSETS, for 96,993,245                   $ 96,981,131
shares outstanding

NET ASSET VALUE, offering                     $1.00
price and redemption price
per share ($96,981,131
(divided by) 96,993,245
shares)

STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED FEBRUARY
                               29, 2000 (UNAUDITED)

INTEREST INCOME                         $ 1,727,971

EXPENSES

Management fee               $ 236,192

Non-interested trustees'      137
compensation

 Total expenses before        236,329
reductions

 Expense reductions           (694)      235,635

NET INTEREST INCOME                      1,492,336

NET REALIZED GAIN (LOSS) ON              (15,142)
INVESTMENTS

NET INCREASE IN NET ASSETS              $ 1,477,194
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED FEBRUARY 29,  YEAR ENDED AUGUST 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 1,492,336                    $ 2,580,497

 Net realized gain (loss)         (15,142)                       (23,612)

 NET INCREASE (DECREASE) IN       1,477,194                      2,556,885
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,492,336)                    (2,580,497)
from net interest income

Share transactions at net         43,050,464                     93,042,199
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  1,401,685                      2,439,841
distributions from net
interest income

 Cost of shares redeemed          (38,112,964)                   (99,324,559)

 NET INCREASE (DECREASE) IN       6,339,185                      (3,842,519)
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       6,324,043                      (3,866,131)
IN NET ASSETS

NET ASSETS

 Beginning of period              90,657,088                     94,523,219

 End of period                   $ 96,981,131                   $ 90,657,088


FINANCIAL HIGHLIGHTS

                           SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,
                           2000

                           (UNAUDITED)                    1999                    1998      1997      1996      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning
of                         $ 1.000                        $ 1.000                 $ 1.000   $ 1.000   $ 1.000   $ 1.000
period

Income from Investment      .016                           .028                    .034      .033      .035      .034
Operations Net interest
income

Less Distributions

From net interest income    (.016)                         (.028)                  (.034)    (.033)    (.035)    (.034)

Net asset value,  end of   $ 1.000                        $ 1.000                 $ 1.000   $ 1.000   $ 1.000   $ 1.000
period

TOTAL RETURN B, C           1.58%                          2.84%                   3.41%     3.39%     3.52%     3.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period $ 96,981                       $ 90,657                $ 94,523  $ 88,134  $ 82,741  $ 52,566
(000 omitted)

Ratio of expenses  to average .50% A                       .50%                    .36% D    .35% D    .22% D    .06% A, D
net assets

Ratio of net interest income 3.16% A                       2.79%                   3.36%     3.34%     3.44%     3.91% A
to average  net assets


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE  ACCOUNT CLOSEOUT FEE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FOR THE PERIOD OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO
AUGUST 31, 1995.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Arizona. The following summarizes the significant accounting policies of the income fund and the money market fund:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The income fund's schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -

CONTINUED

regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to

2. OPERATING POLICIES -

CONTINUED

FUTURES CONTRACTS - CONTINUED

increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $5,691,530 and $7,734,877, respectively.
The market value of futures contracts opened and closed during the period amounted to $333,357 and $330,112, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and the money market fund, respectively. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $377 for the period.

SUB-ADVISER FEE. As each fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, FMR has borne the cost of the fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

Through arrangements with the funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period the credits reduced expenses by $1,699 and $694 for the income fund and the money market fund, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
1861 International Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

SUB-ADVISER
Fidelity Investments
Money Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Boyce I. Greer, Vice President -
MONEY MARKET FUND
Scott A. Orr, Vice President -
MONEY MARKET FUND
Dwight D. Churchill, Vice President -
INCOME FUND
Christine J. Thompson, Vice President -
INCOME FUND
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
Abigail P. Johnson -
MONEY MARKET FUND

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York, NY

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service SM
 Telephone (FAST)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK)
EXPORT AND MULTINATIONAL
FUND

SEMIANNUAL REPORT

FEBRUARY 29, 2000

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The managers' review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of the major shifts
                          in the fund's investments
                          over the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  16  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 20  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In February, the Dow Jones Industrial Average closed below 10,000 for the first time in 10 months - 16% below its high set in January. A deeper drop was avoided by a rally late in the period. Meanwhile, the technology-focused NASDAQ Index continued its record-setting ascent, while the bellwether 30-year Treasury benefited slightly as a haven from volatile blue chips and the U.S. Treasury's decision to reduce long bond supply.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of January 31, 2000.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29, 2000  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EXPORT AND              28.20%         40.02%       284.90%       304.16%
MULTINATIONAL

S&P 500 (registered trademark)   4.11%          11.73%       206.94%       232.89%

Growth Funds Average             21.94%         31.57%       206.57%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1311 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29, 2000  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EXPORT AND              40.02%       30.94%        29.47%
MULTINATIONAL

S&P 500                          11.73%       25.14%        24.90%

Growth Funds Average             31.57%       24.26%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Export and Multinational    S&P 500
             00332                       SP001
  1994/10/04      10000.00                    10000.00
  1994/10/31      10570.00                    10405.06
  1994/11/30      10240.00                    10026.11
  1994/12/31      10250.34                    10174.80
  1995/01/31      10030.12                    10438.63
  1995/02/28      10500.60                    10845.42
  1995/03/31      10740.84                    11165.47
  1995/04/30      11281.38                    11494.29
  1995/05/31      11741.85                    11953.72
  1995/06/30      12973.09                    12231.41
  1995/07/31      13934.06                    12637.00
  1995/08/31      14234.36                    12668.72
  1995/09/30      14744.88                    13203.34
  1995/10/31      13488.61                    13156.20
  1995/11/30      13785.41                    13733.76
  1995/12/31      13552.69                    13998.27
  1996/01/31      13147.81                    14474.77
  1996/02/29      13510.07                    14608.95
  1996/03/31      13243.70                    14749.64
  1996/04/30      15172.19                    14967.05
  1996/05/31      16333.54                    15353.05
  1996/06/30      15257.43                    15411.54
  1996/07/31      14426.36                    14730.66
  1996/08/31      15822.12                    15041.33
  1996/09/30      17409.66                    15887.86
  1996/10/31      17457.35                    16326.04
  1996/11/30      18743.23                    17560.13
  1996/12/31      18790.02                    17212.26
  1997/01/31      19799.64                    18287.68
  1997/02/28      18632.97                    18431.06
  1997/03/31      17421.44                    17673.73
  1997/04/30      17701.88                    18728.85
  1997/05/31      19777.20                    19869.06
  1997/06/30      21168.22                    20759.20
  1997/07/31      22671.42                    22411.01
  1997/08/31      22458.28                    21155.54
  1997/09/30      24544.82                    22314.23
  1997/10/31      23588.45                    21568.93
  1997/11/30      23375.49                    22567.36
  1997/12/31      23241.51                    22954.84
  1998/01/31      23719.45                    23208.72
  1998/02/28      25030.37                    24882.54
  1998/03/31      26218.39                    26156.77
  1998/04/30      26054.53                    26419.91
  1998/05/31      25098.65                    25965.75
  1998/06/30      26860.20                    27020.48
  1998/07/31      26682.68                    26732.71
  1998/08/31      21930.59                    22867.69
  1998/09/30      23815.04                    24332.60
  1998/10/31      24500.33                    26311.81
  1998/11/30      25960.05                    27906.57
  1998/12/31      28450.15                    29514.55
  1999/01/31      29537.78                    30748.85
  1999/02/28      28865.17                    29793.17
  1999/03/31      30782.84                    30985.20
  1999/04/30      31827.53                    32185.25
  1999/05/31      30711.28                    31425.36
  1999/06/30      32471.53                    33169.47
  1999/07/31      31455.45                    32133.92
  1999/08/31      31527.00                    31974.85
  1999/09/30      31426.83                    31098.42
  1999/10/31      32979.56                    33066.33
  1999/11/30      34724.03                    33738.57
  1999/12/31      40343.04                    35725.77
  2000/01/31      37698.80                    33930.91
  2000/02/29      40416.49                    33288.60
IMATRL PRASUN   SHR__CHT 20000229 20000313 142632 R00000000000068

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994, when the fund started. As the chart shows, by February 29, 2000, the value of the investment would have grown to $40,416 - a 304.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,289 - a 232.89% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. The stock market,
for example, has a history of
long-term growth and short-term
volatility. In turn, the share
price and return of a fund that
invests in stocks will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.
(checkmark)

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF FEBRUARY 29, 2000, THE SIX MONTH, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE WERE 56.37%, 76.27%, AND 296.52%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 76.27% AND 30.81%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE 19.14%, 30.19%, AND 179.21%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 30.19% AND 21.48%, RESPECTIVELY.

FUND TALK: THE MANAGERS' OVERVIEW

MARKET RECAP

When a business can grow from its
IPO to a multi-billion dollar
capitalization company in just one
day, it's no wonder that so many
stock market experts have
questioned their beliefs of late.
But such has been the power of the
technology sector - at least for the
six-month period ending February
29, 2000. The technology-heavy
NASDAQ Index, which has tripled
since October of 1998, returned a
stunning 71.65% during the past six
months. The broader market paled
in comparison. Blue chips,
particularly, took it on the chin:
Over the past six months the blue
chips' proxy - the Dow Jones
Industrial Average - fell 5.77%.
Meanwhile, the Standard & Poor's
500SM Index returned 4.11% - but
take away its 33% technology
weighting, which accounted for
approximately 180% of the S&P(registered trademark)'s six-month return, and it paints a much darker picture of the broader market's performance. Has the new economy changed the standards by which valuations are measured?
Certainly, the idiom that "stock
prices follow a company's earnings"
did not necessarily hold true in the
technology sector. The industry even
laughed off the Federal Reserve
Board's interest-rate hikes - four
since June 30, 1999 - typically a
stake through the heart of growth
funds. The only certainty is that what
goes up must eventually come down.
But, then again . . .

(PHOTOGRAPHS OF Adam Hetnarski and Douglas Chase)

NOTE TO SHAREHOLDERS: The following is an interview with Adam
Hetnarski (left) who managed Fidelity Export and Multinational Fund for most of the period covered by this report, with additional comments from Douglas Chase (right) who became manager of the fund on February 14, 2000.

Q. HOW DID THE FUND PERFORM, ADAM?

A.H. Very well. For the six months that ended February 29, 2000, the fund returned 28.20%. This easily topped the Standard & Poor's 500 Index, which returned 4.11% during this time. The growth funds average, as tracked by Lipper Inc., returned 21.94%. For the 12 months that ended February 29, 2000, the fund returned 40.02%, while the S&P 500 and Lipper average returned 11.73% and 31.57%, respectively.

Q. TO WHAT DO YOU ATTRIBUTE THE FUND'S STRONG SHOWING?

A.H. The main factor was good security selection across key sectors. Within technology, the fund benefited handsomely from several of its investments in Internet infrastructure companies. The fund's health-related positions - particularly those residing in the biotechnology field - also registered impressive results, and my decision to pare back the fund's finance stock exposure proved beneficial. Given the fund's primary focus of investing in multinational companies, as well as those that may benefit from exporting their goods and services, the steady global economic rally we saw during the period also helped performance.

Q. WHAT WAS YOUR GAME PLAN WITHIN THE TECHNOLOGY SECTOR?

A.H. An initial tactical error in one subsector was overshadowed by the phenomenal performance of another. Software stocks were on the downslope through the first half of 1999, and I felt strongly that hardware and semiconductor stocks would be close behind. With this in mind, I cut back on those two groups and instead set my sights on Internet infrastructure names such as NaviSite and Vignette Corp., both of which were top-five holdings at the close of the period. NaviSite provides companies with the physical resources needed for a web site, while Vignette's software helps to build the site content. As the period progressed, my dire outlook for semiconductor stocks never materialized, and the group performed well. Fortunately, my emphasis on Internet infrastructure names more than made up for the fund's lack of semiconductor exposure.

Q. WHAT STRATEGIES DID YOU FOLLOW
WITH RESPECT TO THE FUND'S HEALTH AND FINANCE POSITIONS?

A.H. Let's take finance first. I reduced the fund's exposure to this group from around 10% of net assets six months ago to just over 2% at the end of the period. My reasons for doing so included the negative trends of rising interest rates and increased competition from online competitors. The Internet, for example, is allowing people to bypass the traditional regional bank route and seek more attractive loan or mortgage terms elsewhere. In terms of the fund's health-related holdings, much of the positive performance came from biotechnology investments such as Immunex. I was particularly drawn to the potential for Enbrel, an Immunex product designed to treat rheumatoid arthritis.

Q. WHICH OTHER STOCKS PERFORMED WELL DURING THE PERIOD?

A.H. Internet venture capital firm CMGI was the fund's second-best performer behind Vignette. Other positives included utility stock Calpine - which is involved in all phases of power plant management - and fiber optics company Advanced Fibre Communications. The fund no longer held CMGI at the end of the period.

Q. WHICH INVESTMENTS PROVED TO BE DISAPPOINTING?

A.H. Philip Morris was the fund's biggest detractor, mostly due to continued fallout from industry litigation. Another sore spot was Ingram Micro, a wholesale distributor of computer equipment. Several companies that compete in this area are now operating under bankruptcy protection, and this has had a negative impact on the industry's margins. Cardinal Health continued to struggle, and poor trends within the defense industry spelled trouble for General Dynamics, a leader in the shipbuilding field. The fund no longer owned stakes in Ingram Micro or Cardinal Health at the end of the period.

Q. TURNING TO YOU, DOUG, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

D.C. Technology is still the place to be, until proven otherwise. From an economic perspective, the Federal Reserve Board has made it quite clear that it is determined to slow overall growth. The interest-rate hikes we witnessed during the period didn't get the job done, and the Fed's mentality seems to be, "if at first you don't succeed, try, try again." When and if the economy does indeed slow, the key question will be where to position the fund. I may look to more defensive areas such as nondurables. Until then, though, I'll continue to sort through the tech sector for good opportunities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

DOUG CHASE COVERS A
VARIETY OF SUBJECTS:
EXPORTERS AND MULTINATIONALS:

"Economies throughout the world
seem to be getting better, which
bodes well for the fund given its
mandate to invest in companies
that can benefit from exporting
revenues. The U.S., for instance,
is the technology capital of the
world, and the products and
services offered by many smaller
tech firms are in high demand
overseas. On the other hand, I
recently bumped up the fund's
exposure to Avon, which is a great
example of a well-known,
multinational brand. At the close
of the period, Avon was the fund's
second-largest individual
position."

INVESTING EXPERTISE: "I have
plenty of experience researching and
picking technology stocks, and I've got
a strong background in picking value
and defensive-oriented stocks. This
diversity should come in handy during
technology rallies - which we're
continuing to see - as well as
through economic slowdowns, in
which value and defensive areas
become more attractive."
PORTFOLIO CHANGES: "I've reduced
the fund's media-related
investments since taking over,
mostly because I felt the stocks
were peaking. I also sold off most
of the fund's finance names, as
rising interest rates and online
competition took their toll."

FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside the
U.S.

FUND NUMBER: 332

TRADING SYMBOL: FEXPX

START DATE: October 4, 1994

SIZE: as of February 29,
2000, more than $508
million

MANAGER: Douglas Chase,
since February 2000;
manager, U.S. equities,
Fidelity Worldwide Fund,
since 1999; various Fidelity
Select Portfolios,
1994-1999; joined
Fidelity in 1993
(checkmark)


INVESTMENT CHANGES

TOP TEN STOCKS AS OF FEBRUARY
29, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Vignette Corp.                  4.2                      0.4

Avon Products, Inc.             3.7                      0.0

Dell Computer Corp.             3.7                      0.0

U.S. Foodservice                3.6                      0.0

NaviSite, Inc.                  3.5                      0.0

Texas Instruments, Inc.         3.0                      0.0

Microsoft Corp.                 2.9                      5.0

Exodus Communications, Inc.     2.2                      0.0

AT&T Corp.                      2.0                      0.0

Lucent Technologies, Inc.       2.0                      0.0

                                30.8                     5.4

TOP FIVE MARKET SECTORS AS OF
FEBRUARY 29, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      42.3                     20.6

UTILITIES                       9.9                      5.0

HEALTH                          8.6                      10.0

NONDURABLES                     8.3                      7.1

ENERGY                          5.0                      5.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF FEBRUARY 29, 2000 *                                          AS OF AUGUST 31, 1999 **

                           Stocks 96.0%                                                      Stocks 92.2%

                           Short-Term  Investments and                                       Short-Term  Investments and
                           Net Other Assets 4.0%                                             Net Other Assets 7.8%

* FOREIGN  INVESTMENTS                                   2.0%      ** FOREIGN INVESTMENTS     2.7%


Row: 1, Col: 1, Value: 96.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.0

Row: 1, Col: 1, Value: 92.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8


INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)


Showing Percentage of Net Assets

COMMON STOCKS - 96.0%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.0%

AEROSPACE & DEFENSE - 1.0%

Honeywell International, Inc.     55,100                     $ 2,651,688

United Technologies Corp.         46,200                      2,353,313

                                                              5,005,001

SHIP BUILDING & REPAIR - 1.0%

General Dynamics Corp.            124,800                     5,397,600

TOTAL AEROSPACE & DEFENSE                                     10,402,601

BASIC INDUSTRIES - 3.4%

IRON & STEEL - 0.7%

USX - U.S. Steel Group            165,000                     3,609,375

METALS & MINING - 0.4%

Martin Marietta Materials,        62,800                      2,229,400
Inc.

PACKAGING & CONTAINERS - 1.2%

Corning, Inc.                     31,300                      5,884,400

PAPER & FOREST PRODUCTS - 1.1%

Pope & Talbot, Inc.               291,600                     5,576,850

TOTAL BASIC INDUSTRIES                                        17,300,025

CONSTRUCTION & REAL ESTATE -
1.2%

BUILDING MATERIALS - 0.1%

Florida Rock Industries, Inc.     10,000                      333,125

CONSTRUCTION - 0.4%

Lennar Corp.                      117,100                     1,932,150

REAL ESTATE INVESTMENT TRUSTS
- 0.7%

Pinnacle Holdings, Inc.           62,900                      3,679,650

TOTAL CONSTRUCTION & REAL                                     5,944,925
ESTATE

DURABLES - 1.5%

AUTOS, TIRES, & ACCESSORIES -
1.5%

AutoNation, Inc. (a)              661,300                     5,001,081

Sonic Automotive, Inc. (a)        288,300                     2,468,569

                                                              7,469,650

ENERGY - 5.0%

ENERGY SERVICES - 3.6%

Baker Hughes, Inc.                195,700                     5,063,738

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

BJ Services Co. (a)               37,000                     $ 2,111,313

Halliburton Co.                   193,200                     7,377,825

Noble Drilling Corp. (a)          100,800                     3,628,800

                                                              18,181,676

OIL & GAS - 1.4%

Burlington Resources, Inc.        41,600                      1,149,200

Newfield Exploration Co. (a)      81,800                      2,535,800

Sunoco, Inc.                      98,200                      2,424,313

Tosco Corp.                       45,700                      1,222,475

                                                              7,331,788

TOTAL ENERGY                                                  25,513,464

FINANCE - 2.1%

FEDERAL SPONSORED CREDIT - 1.2%

Freddie Mac                       140,000                     5,845,000

INSURANCE - 0.9%

Ambac Financial Group, Inc.       106,800                     4,692,525

TOTAL FINANCE                                                 10,537,525

HEALTH - 8.6%

DRUGS & PHARMACEUTICALS - 7.5%

Allergan, Inc.                    45,400                      2,284,188

Bristol-Myers Squibb Co.          94,900                      5,391,506

Eli Lilly & Co.                   132,700                     7,887,356

IDEC Pharmaceuticals Corp. (a)    7,200                       1,014,300

Immunex Corp. (a)                 29,900                      5,903,381

Millennium Pharmaceuticals,       11,800                      3,069,475
Inc. (a)

Schering-Plough Corp.             135,500                     4,725,563

Warner-Lambert Co.                94,800                      8,111,325

                                                              38,387,094

MEDICAL EQUIPMENT & SUPPLIES
- 1.1%

Baxter International, Inc.        86,700                      4,725,150

Biomet, Inc.                      24,000                      792,000

                                                              5,517,150

TOTAL HEALTH                                                  43,904,244

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.3%

ELECTRICAL EQUIPMENT - 1.9%

Pinnacle Systems (a)              196,500                    $ 9,849,563

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.4%

Caterpillar, Inc.                 120,000                     4,207,500

Parker-Hannifin Corp.             82,500                      2,990,625

                                                              7,198,125

TOTAL INDUSTRIAL MACHINERY &                                  17,047,688
EQUIPMENT

MEDIA & LEISURE - 2.2%

BROADCASTING - 1.4%

American Tower Corp. Class A      79,700                      3,925,225
(a)

UnitedGlobalCom, Inc. (a)         29,200                      3,051,400

                                                              6,976,625

PUBLISHING - 0.4%

Reader's Digest Association,      59,800                      2,055,625
Inc. Class A (non-vtg.)

RESTAURANTS - 0.4%

Outback Steakhouse, Inc. (a)      87,700                      2,291,163

TOTAL MEDIA & LEISURE                                         11,323,413

NONDURABLES - 8.3%

FOODS - 1.3%

Keebler Foods Co. (a)             79,100                      2,007,163

Quaker Oats Co.                   85,100                      4,590,081

                                                              6,597,244

HOUSEHOLD PRODUCTS - 5.4%

Avon Products, Inc.               691,600                     18,716,425

Dial Corp.                        608,000                     8,740,000

                                                              27,456,425

TOBACCO - 1.6%

Philip Morris Companies, Inc.     399,600                     8,016,975

TOTAL NONDURABLES                                             42,070,644

RETAIL & WHOLESALE - 3.6%

GROCERY STORES - 3.6%

U.S. Foodservice (a)              1,025,300                   18,134,994

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - 1.6%

H&R Block, Inc.                   57,200                     $ 2,509,650

Insurance Auto Auctions, Inc.     1,600                       25,200
(a)

NCO Group, Inc. (a)               112,100                     2,620,338

Viad Corp.                        131,900                     3,091,406

                                                              8,246,594

TECHNOLOGY - 42.3%

COMMUNICATIONS EQUIPMENT - 5.9%

3Com Corp. (a)                    20,900                      2,048,200

Advanced Fibre                    40,000                      2,725,000
Communications, Inc. (a)

Comverse Technology, Inc. (a)     25,000                      4,921,875

Ditech Communications Corp.       19,500                      2,130,375

Lucent Technologies, Inc.         169,800                     10,103,100

Nokia AB sponsored ADR            40,000                      7,932,500

                                                              29,861,050

COMPUTER SERVICES & SOFTWARE
- 21.3%

Ceridian Corp. (a)                87,200                      1,727,650

Citrix Systems, Inc. (a)          82,799                      8,730,120

Computer Associates               44,774                      2,879,528
International, Inc.

Covad Communications Group,       29,200                      2,635,300
Inc.

Exodus Communications, Inc.       78,326                      11,151,664
(a)

Healtheon/Web Maryland Corp.      125,000                     6,914,063

i2 Technologies, Inc. (a)         17,200                      2,812,200

Intuit, Inc. (a)                  50,500                      2,651,250

MapInfo Corp. (a)                 71,000                      2,449,500

MatrixOne, Inc.                   100                         2,500

Micromuse, Inc. (a)               24,000                      3,403,500

Microsoft Corp. (a)               163,600                     14,621,750

NaviSite, Inc.                    94,300                      17,775,550

New Era of Networks, Inc. (a)     57,700                      5,286,763

Onvia.com, Inc.                   400                         8,400

Polycom, Inc. (a)                 35,800                      4,163,988

Vignette Corp.                    92,000                      21,205,991

                                                              108,419,717

COMPUTERS & OFFICE EQUIPMENT
- 9.1%

Advanced Digital Information      27,100                      2,455,938
Corp. (a)

Dell Computer Corp. (a)           458,000                     18,692,125

EMC Corp. (a)                     40,000                      4,760,000

Extended Systems, Inc. (a)        14,300                      1,455,025

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Hewlett-Packard Co.               57,600                     $ 7,747,200

Juniper Networks, Inc.            20,000                      5,486,250

Lexmark International Group,      50,000                      5,962,500
Inc. Class A (a)

                                                              46,559,038

ELECTRONIC INSTRUMENTS - 0.2%

Novellus Systems, Inc. (a)        17,600                      1,043,900

ELECTRONICS - 5.8%

JDS Uniphase Corp. (a)            9,800                       2,583,525

LSI Logic Corp. (a)               50,000                      3,203,125

Motorola, Inc.                    50,000                      8,525,000

Texas Instruments, Inc.           90,000                      14,985,000

                                                              29,296,650

TOTAL TECHNOLOGY                                              215,180,355

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.9%

AMR Corp. (a)                     49,500                      2,617,313

Preview Travel, Inc. (a)          45,000                      2,072,813

                                                              4,690,126

SHIPPING - 0.1%

Overseas Shipholding Group,       15,000                      312,188
Inc.

TOTAL TRANSPORTATION                                          5,002,314

UTILITIES - 9.9%

CELLULAR - 3.4%

Nextel Communications, Inc.       39,700                      5,428,975
Class A (a)

QUALCOMM, Inc. (a)                37,300                      5,312,919

Sprint Corp. - PCS Group          92,900                      4,807,575
Series 1 (a)

Vodafone AirTouch PLC             324,305                     1,870,834

                                                              17,420,303

ELECTRIC UTILITY - 2.5%

AES Corp. (a)                     57,400                      4,810,838

Calpine Corp. (a)                 85,000                      7,777,500

                                                              12,588,338

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

GAS - 0.5%

Kinder Morgan, Inc.               85,000                     $ 2,369,375

TELEPHONE SERVICES - 3.5%

AT&T Corp.                        210,100                     10,386,819

BellSouth Corp.                   81,500                      3,321,125

Intermedia Communications,        35,300                      2,234,931
Inc. (a)

Time Warner Telecom, Inc.         25,000                      1,925,000

                                                              17,867,875

TOTAL UTILITIES                                               50,245,891

TOTAL COMMON STOCKS                            488,324,327
(Cost $416,973,707)

CASH EQUIVALENTS - 9.0%



Central Cash Collateral Fund,     15,236,250                  15,236,250
5.75% (b)

Taxable Central Cash Fund,        30,518,147                  30,518,147
5.66% (b)

TOTAL CASH EQUIVALENTS                         45,754,397
(Cost $45,754,397)

TOTAL INVESTMENT PORTFOLIO -                                  534,078,724
105.0%
(Cost $462,728,104)

NET OTHER ASSETS - (5.0)%                                     (25,352,488)

NET ASSETS - 100%                             $ 508,726,236

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $465,696,525. Net unrealized appreciation aggregated $68,382,199, of which $92,581,548 related to appreciated investment securities and $24,199,349 related to depreciated investment securities.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                               FEBRUARY 29, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 534,078,724
value (cost $462,728,104) -
See accompanying schedule

Cash                                           111,105

Foreign currency held at                       613,501
value (cost $613,501)

Receivable for investments                     27,134,533
sold

Receivable for fund shares                     883,158
sold

Dividends receivable                           319,532

Interest receivable                            105,127

Redemption fees receivable                     322

Other receivables                              386,750

 TOTAL ASSETS                                  563,632,752

LIABILITIES

Payable for investments         $ 37,624,495
purchased

Payable for fund shares          1,707,083
redeemed

Accrued management fee           237,632

Other payables and accrued       101,056
expenses

Collateral on securities         15,236,250
loaned, at value

 TOTAL LIABILITIES                             54,906,516

NET ASSETS                                    $ 508,726,236

Net Assets consist of:

Paid in capital                               $ 361,299,873

Undistributed net investment                   500,138
income

Accumulated undistributed net                  75,575,605
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    71,350,620
(depreciation) on investments

NET ASSETS, for 23,108,765                    $ 508,726,236
shares outstanding

NET ASSET VALUE and                            $22.01
redemption price per share
($508,726,236 (divided by)
23,108,765 shares)

STATEMENT OF OPERATIONS

                                 SIX MONTHS ENDED FEBRUARY
                                 29, 2000 (UNAUDITED)

INVESTMENT INCOME                             $ 1,946,068
Dividends

Interest                                       446,287

Security lending                               37,744

 TOTAL INCOME                                  2,430,099

EXPENSES

Management fee                   $ 1,315,594

Transfer agent fees               494,347

Accounting and security           96,309
lending fees

Non-interested trustees'          649
compensation

Custodian fees and expenses       16,146

Registration fees                 18,180

Audit                             11,225

Legal                             3,387

Interest                          353

Miscellaneous                     842

 Total expenses before            1,957,032
reductions

 Expense reductions               (107,120)    1,849,912

NET INVESTMENT INCOME                          580,187

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            77,300,197

 Foreign currency transactions    11,990       77,312,187

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            35,665,584

 Assets and liabilities in        239          35,665,823
foreign currencies

NET GAIN (LOSS)                                112,978,010

NET INCREASE (DECREASE) IN                    $ 113,558,197
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED FEBRUARY 29,  YEAR ENDED AUGUST 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 580,187                      $ 916,183
income

 Net realized gain (loss)         77,312,187                     96,338,917

 Change in net unrealized         35,665,823                     44,496,311
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       113,558,197                    141,751,411
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (930,997)                      -
From net investment income

 From net realized gain           (89,382,528)                   (16,806,980)

 TOTAL DISTRIBUTIONS              (90,313,525)                   (16,806,980)

Share transactions Net            53,173,166                     45,652,581
proceeds from sales of shares

 Reinvestment of distributions    87,478,815                     16,386,066

 Cost of shares redeemed          (69,027,470)                   (130,872,505)

 NET INCREASE (DECREASE) IN       71,624,511                     (68,833,858)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   25,353                         38,219

  TOTAL INCREASE (DECREASE)       94,894,536                     56,148,792
IN NET ASSETS

NET ASSETS

 Beginning of period              413,831,700                    357,682,908

 End of period (including        $ 508,726,236                  $ 413,831,700
undistributed net investment
income of $500,138 and
$919,841, respectively)

OTHER INFORMATION
Shares

 Sold                             2,586,339                      2,221,870

 Issued in reinvestment of        5,106,762                      1,021,577
distributions

 Redeemed                         (3,368,880)                    (6,731,341)

 Net increase (decrease)          4,324,221                      (3,487,894)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,
                                 2000

                                 (UNAUDITED)                    1999                    1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 22.03                        $ 16.06                 $ 20.02    $ 14.85    $ 14.22
of period

Income from Invest- ment
Operations

Net investment income (loss) D    .03                            .05                     (.05)      (.02)      (.05)

Net realized  and unrealized      4.80                           6.69                    (.13)      6.05       1.52
gain (loss)

Total from investment             4.83                           6.74                    (.18)      6.03       1.47
operations

Less Distributions

 From net investment income       (.05)                          -                       -          -          -

From net  realized gain           (4.80)                         (.77)                   (3.79)     (.86)      (.84)

Total distributions               (4.85)                         (.77)                   (3.79)     (.86)      (.84)

Redemption fees added to paid     .00                            .00                     .01        .00        -
 in capital

Net asset value,  end of         $ 22.01                        $ 22.03                 $ 16.06    $ 20.02    $ 14.85
period

TOTAL RETURN B, C                 28.20%                         43.76%                  (2.35)%    41.94%     11.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period       $ 508,726                      $ 413,832               $ 357,683  $ 452,636  $ 267,059
(000 omitted)

Ratio of expenses  to average     .87% A                         .91%                    .93%       .98%       1.03%
 net assets

Ratio of expenses  to average     .83% A, F                      .86% F                  .88% F     .91% F     1.00% F
 net assets after expense
reductions

Ratio of net invest- ment         .26% A                         .23%                    (.25)%     (.13)%     (.39)%
income (loss) to average
net assets

Portfolio turnover rate           371% A                         265%                    281%       429%       313%






                                 1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 10.00
of period

Income from Invest- ment
Operations

Net investment income (loss) D    (.03)

Net realized  and unrealized      4.26
gain (loss)

Total from investment             4.23
operations

Less Distributions

 From net investment income       -

From net  realized gain           (.01)

Total distributions               (.01)

Redemption fees added to paid     -
 in capital

Net asset value,  end of         $ 14.22
period

TOTAL RETURN B, C                 42.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period       $ 503,427
(000 omitted)

Ratio of expenses  to average     1.22% A
 net assets

Ratio of expenses  to average     1.22% A
 net assets after expense
reductions

Ratio of net invest- ment         (.27)% A
income (loss) to average
net assets

Portfolio turnover rate           245% A


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. Redemptions on or prior to January 31, 2000 of shares held less than 90 days were subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, and other obligations found satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $804,626,378 and $810,742,573, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $59,205 on sales of shares of the fund of which $59,192 was retained. Effective January 31, 2000, the fund's 3% sales charge was eliminated.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $69,879 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $15,261,122. The fund received cash collateral of $15,236,250 which was invested in cash equivalents.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $2,193,000. The weighted average interest rate was 5.79%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $95,981 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,852 and $7,287, respectively, under these arrangements.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Abigail P. Johnson, Vice President
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity Fifty SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant Growth Fund SM
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com
Fidelity Automated Service
 Telephone (FAST)   1-800-544-5555N SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)

SPARTAN(REGISTERED TRADEMARK)
MARYLAND
MUNICIPAL INCOME
FUND
SEMIANNUAL REPORT
FEBRUARY 29, 2000

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  16  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 20  Notes to the financial
                          statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In February, the Dow Jones Industrial Average closed below 10,000 for the first time in 10 months - 16% below its high set in January. A deeper drop was avoided by a rally late in the period. Meanwhile, the technology-focused NASDAQ Index continued its record-setting ascent, while the bellwether 30-year Treasury benefited slightly as a haven from volatile blue chips and the U.S. Treasury's decision to reduce long bond supply.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SPARTAN MD MUNICIPAL INCOME    0.24%          -1.99%       30.63%        38.64%

LB Maryland 4 Plus Year        -0.17%         -2.21%       32.56%        n/a
Municipal Bond

Maryland Municipal Debt Funds  -0.97%         -3.76%       25.44%        n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - a market value-weighted index of Maryland investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 38 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
2000

SPARTAN MD MUNICIPAL INCOME      -1.99%       5.49%         4.88%

LB Maryland 4 Plus Year          -2.21%       5.80%         n/a
Municipal Bond

Maryland Municipal Debt Funds    -3.76%       4.63%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan MD Muni Income      LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.25
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
  1996/09/30      11948.97                    12158.19
  1996/10/31      12080.97                    12295.70
  1996/11/30      12308.68                    12520.71
  1996/12/31      12226.50                    12468.12
  1997/01/31      12250.97                    12491.69
  1997/02/28      12369.27                    12606.36
  1997/03/31      12172.69                    12438.32
  1997/04/30      12269.49                    12542.43
  1997/05/31      12430.49                    12731.07
  1997/06/30      12577.20                    12866.65
  1997/07/31      12924.29                    13223.06
  1997/08/31      12784.46                    13099.16
  1997/09/30      12958.06                    13254.65
  1997/10/31      13045.20                    13339.87
  1997/11/30      13118.15                    13418.31
  1997/12/31      13307.36                    13614.08
  1998/01/31      13446.78                    13754.58
  1998/02/28      13428.36                    13758.71
  1998/03/31      13427.80                    13770.82
  1998/04/30      13361.66                    13708.71
  1998/05/31      13555.17                    13925.72
  1998/06/30      13604.57                    13980.59
  1998/07/31      13615.73                    14015.68
  1998/08/31      13862.61                    14232.22
  1998/09/30      14016.32                    14409.55
  1998/10/31      14027.02                    14409.26
  1998/11/30      14049.33                    14459.84
  1998/12/31      14099.95                    14496.28
  1999/01/31      14270.38                    14668.64
  1999/02/28      14156.23                    14604.54
  1999/03/31      14167.44                    14624.84
  1999/04/30      14204.34                    14661.25
  1999/05/31      14107.55                    14576.37
  1999/06/30      13886.53                    14366.47
  1999/07/31      13938.61                    14418.76
  1999/08/31      13841.47                    14303.41
  1999/09/30      13838.49                    14309.27
  1999/10/31      13726.35                    14154.16
  1999/11/30      13862.08                    14304.76
  1999/12/31      13792.55                    14198.19
  2000/01/31      13751.33                    14136.43
  2000/02/29      13874.64                    14300.41
IMATRL PRASUN   SHR__CHT 20000229 20000313 102830 R00000000000085

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by February 29, 2000, the value of the investment would have grown to $13,875 - a 38.75% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,300 - a 43.00% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,

                  2000                           1999                    1998   1997   1996   1995

Dividend returns  2.32%                          4.21%                   4.69%  4.89%  5.02%  6.00%

Capital returns   -2.08%                         -4.36%                  3.74%  3.28%  0.10%  2.07%

Total returns     0.24%                          -0.15%                  8.43%  8.17%  5.12%  8.07%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 29,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
2000

Dividends per share         3.81(cents)   23.30(cents)   46.14(cents)

Annualized dividend rate    4.87%         4.70%          4.55%

30-day annualized yield     5.00%         -              -

30-day annualized           8.47%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.85 over the past one month, $9.94 over the past six months and $10.15 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.03% combined effective 2000 federal and state income tax bracket. The tax-equivalent yield also reflects that a portion of the fund's income was subject to state taxes, but does not reflect the payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Two more interest-rate hikes by the
U.S. Federal Reserve board during the
six-month period ending February
29, 2000 - on top of the two rates
hikes that occurred shortly before the
period began - continued to
detract from the performance of
municipal bonds. For the six-month
period, the Lehman Brothers
Municipal Bond Index - an index
of over 35,000 investment-grade,
fixed-rate, tax-exempt bonds -
turned in a flat return of -0.02%.
Several other factors also contributed
to the municipal bond industry's
lackluster performance. The health
care sector, a prominent issuer of
muni bonds, was beleaguered by
concerns of Medicare and
government pricing reforms, which
caused health care securities to
struggle. Furthermore, as interest
rates continued to climb, many
muni bonds fell to deeply discounted
levels, which can create unfavorable
tax consequences for buyers of those
bonds. In return, investors demanded
greater yield as compensation,
causing the prices of these issues
to drop even further. Compared to
corporate and mortgage bonds,
municipal bond performance
lagged during the six-month
period. The Lehman Brothers
Corporate Bond Index returned
1.70%, while mortgage securities, one
of the best-performing domestic
debt offerings during the period,
returned 2.30%, according to the
Lehman Brothers Mortgage-Backed
Securities Index.

(PHOTOGRAPH OF GEORGE FISCHER)

An interview with George Fischer, Portfolio Manager of Spartan
Maryland Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. Rising interest rates and persistent inflation worries put pressure on the municipal bond market, although the fund outpaced its peers and its benchmark during the past six months. For the six-month period that ended February 29, 2000, the fund had a total return of 0.24%. To get a sense of how the fund did relative to its competitors, the Maryland municipal debt funds average returned -0.97% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned -0.17%. For the 12-month period that ended February 29, 2000, the fund returned -1.99%. That return compared to the Maryland municipal debt funds average's -3.76% return and the Lehman Brothers index's -2.21% return for the same 12-month period.

Q. WHAT HELPED THE FUND BEAT ITS PEERS?

A. I positioned the fund to be fairly defensive, meaning I emphasized bonds that tended to hold their value better under adverse market conditions. Some of the fund's best performers over the past year were premium coupon bonds with interest rates of 5.5% to 6.0%. Premiums, as they are known, carry coupons higher than prevailing interest rates and are attractive for several reasons. First, they're more likely than discount bonds - which carry interest rates below prevailing rates - to be advance refunded, a refinancing-like process that generally is positive for their prices. Second, premium bonds are somewhat protected from the unfavorable tax treatment and price performance that can hurt discount bonds when interest rates rise, as they did during the past six months. Finally, individual investors - who account for a significant portion of municipal bond demand - tend to shy away from premium coupon bonds in favor of par bonds - those that carry coupons at prevailing rates. As a result, I'm often able to buy premiums at attractive prices relative to comparably rated par bonds with similar maturities.

Q. WHAT OTHER FACTORS AIDED PERFORMANCE?

A. The fund's focus on high-quality securities - roughly 56% of the fund's net assets were in bonds rated Aaa - also helped. Problems with scattered lower-rated Baa securities prompted investors to demand higher yields, causing many Baa-rated securities to underperform higher-rated securities. The fund's emphasis on intermediate-maturity bonds also was a plus. Because intermediates are less interest-rate sensitive than longer-term bonds, they outperformed their longer-term counterparts as interest rates rose.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Yes, there were. Bonds issued by Northeast Maryland Waste Disposal Authority for the support of resource recovery facilities in the state did not do as well as expected. Those bonds performed poorly in response to earnings disappointments and questions about the management at Waste Management, the company that ultimately backs the bonds.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A. It's not clear at this point whether the Federal Reserve Board is finished raising interest rates as it has during the past six months, or whether it will continue to hike rates. But other factors - namely supply and demand - also will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to continue to taper off as issuers slow down their refinancing and new issuance activity. We've also seen somewhat of an increase in the demand for municipal bonds as individual investors look to lock in higher yields. To the extent that investors continue on that course, the more municipals likely will benefit. As for Maryland's economy, it continues to expand. Employment growth is in line with the nation as a whole and the state's unemployment rate has fallen to its lowest level in nearly three decades.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

GEORGE FISCHER ON CHOOSING
INVESTMENTS FOR THE FUND:

"When selecting individual bonds
for inclusion in the fund, credit
research is always the starting
point. Using a very rigorous
research process, and with the help
of Fidelity's credit research
team, I look for investment-grade
bonds from issuers that have
exhibited fiscal prudence and
are well-managed. After
completing careful credit research,
I then consider structural
characteristics, such as maturity,
call features, coupon and others.
Because so much of the municipal
market is insured, it's often
challenging to add value through
credit research. So I look for
opportunities to take advantage of
pricing anomalies that creep up due
to a fund's structural
characteristics."

(solid bullet) At the end of the period, the fund had 8.6% of net assets in bonds issued by Puerto Rico. As a territory of the United States,
Puerto Rico can issue bonds that
are free from taxes in all 50 states.
When the supply of Maryland
municipals is limited or their
prices look expensive, the
manager occasionally invests in
Puerto Rico bonds.

FUND FACTS

GOAL: high current tax-free
income for Maryland residents

FUND NUMBER: 429

TRADING SYMBOL: SMDMX

START DATE: April 22, 1993

SIZE: as of February 29,
2000, more than $45 million

MANAGER: George Fischer,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)

INVESTMENT CHANGES

TOP FIVE SECTORS AS OF
FEBRUARY 29, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

General Obligations            35.3                    43.6

Escrowed/Pre-Refunded          13.9                    11.3

Special Tax                    9.1                     9.4

Transportation                 8.6                     4.7

Housing                        6.4                     6.1

AVERAGE YEARS TO MATURITY AS
OF FEBRUARY 29, 2000

                                                      6 MONTHS AGO

Years                          13.8                    12.4


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF FEBRUARY 29,
2000

                                   6 MONTHS AGO

Years                         6.9   6.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF FEBRUARY 29, 2000
Aaa 55.7%
Aa, A 38.3%
Baa 5.4%
Not Rated 0.0%
Short-term
Investments 0.6%
Row: 1, Col: 1, Value: 55.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 38.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.4
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.6000000000000001

 AS OF AUGUST 31, 1999
Aaa 53.9%
Aa, A 38.5%
Baa 5.5%
Not Rated 2.1%
Short-term
Investments 0.0%
Row: 1, Col: 1, Value: 53.9
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 38.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.5
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 2.1
Row: 1, Col: 8, Value: 0.0

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)

Showing Percentage of Net Assets

MUNICIPAL BONDS - 98.5%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

MARYLAND - 89.9%

Anne Arundel County:

(Consolidated Wtr. & Swr.         Aa2       $ 550,000                      $ 594,149
Proj.) 7% 8/1/04

Rfdg. (Gen. Impt. Proj.)          Aa2        1,000,000                      1,004,100
5.25% 8/1/08

Baltimore County Metro.           Aaa        850,000                        890,452
District (Spl. Assessment
Proj.) 63rd Issue 6.125%
7/1/07  (Pre-Refunded to
7/1/02 @ 102) (f)

Baltimore Gen. Oblig.:

(Consolidated Pub. Impt.
Proj.) Series A:

5.5% 10/15/14 (FGIC Insured)      Aaa        500,000                        495,380

7% 10/15/09 (MBIA Insured)        Aaa        500,000                        564,745

Rfdg. (Cap. Appreciation)         Aaa        2,000,000                      1,407,900
(Consolidated Pub. Impt.
Proj.) Series A, 0% 10/15/06
 (FGIC Insured)

Series A:

5.5% 10/15/11 (FGIC Insured)      Aaa        1,000,000                      1,010,310

5.625% 10/15/13 (FGIC Insured)    Aaa        1,460,000                      1,471,461

Baltimore Gen. Oblig. Proj.       Aaa        1,100,000                      960,696
Rev. Rfdg. (Wtr. Proj.)
Series A, 5% 7/1/24 (FGIC
Insured)

Baltimore Port Facilities         Aa3        2,000,000                      2,111,179
Rev. (Consolidated Coal
Sales Co. Proj.) 6.5% 12/1/10

Frederick County Gen. Oblig.      Aa2        1,000,000                      999,790
Rfdg.  5.75% 7/1/16

Maryland Cmnty. Dev.
Administration Dept. Hsg. &
Cmnty. Dev.:

(Single Family Mtg. Prog.)        Aa2        500,000                        513,385
Series 7,  7.25% 4/1/19 (e)

Rfdg. (Residential Proj.)         Aa2        985,000                        973,180
Series B,  5.05% 9/1/19 (e)

Maryland Gen. Oblig. (State &
Local Facilities Ln. Prog.):

Series 1:

4.5% 3/1/01                       Aaa        615,000                        616,482

5.5% 2/1/06                       Aaa        1,000,000                      1,020,670

Series 2, 5% 7/15/07              Aaa        1,000,000                      993,220

Maryland Health & Higher Edl.
Facilities Auth. Rev.:

(Charity Oblig. Group Proj.)      Aa2        970,000                        962,541
Series D,  4.6% 11/1/26
(Pre-Refunded to  11/1/03 @
100) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

MARYLAND - CONTINUED

Maryland Health & Higher Edl.
Facilities Auth. Rev.: -
continued

(Good Samaritan Hosp. Proj.):

5.75% 7/1/13 (AMBAC Insured)      Aaa       $ 145,000                      $ 146,124
(Escrowed to Maturity) (f)

5.75% 7/1/13 (Escrowed to         A1         240,000                        243,931
Maturity) (f)

(John Hopkins Univ. Issue         Aa2        1,000,000                      989,690
Proj.) 6% 7/1/39

(Loyola College Issue Proj.)      A2         1,000,000                      811,290
5% 10/1/39

Rfdg.:

(Good Samaritan Hosp. Proj.)      A1         1,000,000                      1,026,100
5.7% 7/1/09 (Escrowed to
Maturity) (f)

(Helix Health Proj.) 5%           Aaa        1,000,000                      916,870
7/1/17 (AMBAC Insured)
(Escrowed to Maturity) (f)

(Howard County Gen. Hosp.         Aaa        1,000,000                      1,000,540
Proj.) 5.5% 7/1/13 (Escrowed
to Maturity) (f)

(John Hopkins Univ. Proj.) 6%     Aa2        500,000                        530,165
7/1/10

Maryland Ind. Dev. Fing.          Aa3        1,150,000                      1,100,562
Auth. Econ. Dev.  Rev. (Holy
Cross Health Sys. Corp.
Proj.)  5.5% 12/1/15

Maryland Ind. Dev. Fing.          Aa3        1,000,000                      1,005,840
Auth. Rev. Rfdg.  (Holy
Cross Health Sys. Corp.
Proj.)  5.7% 12/1/10

Maryland Trans. Auth. Rev.:

(Trans. Facilities Projs.)        Aaa        1,015,000                      1,126,315
6.8% 7/1/16 (Escrowed to
Maturity) (f)

Rfdg. (Trans. Facilities          Aa2        500,000                        518,885
Projs.) 5.8% 7/1/06

Rfdg. (Cap. Appreciation)         Aaa        2,500,000                      2,004,750
(Trans. Facilities Projs.)
0% 7/1/04 (FGIC Insured) (b)

Montgomery County Gen. Oblig.:

(Consolidated Pub. Impt.
Proj.) Series A:

5.375% 5/1/12                     Aaa        1,000,000                      999,030

5.625% 10/1/06                    Aaa        1,000,000                      1,031,110

Series A, 6.3% 4/1/04             Aaa        500,000                        525,130

Montgomery County Hsg.            Aa2        1,000,000                      1,024,900
Opportunity Commission
Single Family Mtg. Rev.
Series A, 6.6% 7/1/14

Northeast Maryland Waste
Disp. Auth.  Resource
Recovery Rev.:

(Baltimore Resco Retrofit         BBB+       1,000,000                      794,290
Proj.)  4.75% 1/1/12 (e)

Rfdg. (Southwest Resource         Aaa        1,235,000                      1,344,396
Recovery Facilities Proj.)
7.2% 1/1/05 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

MARYLAND - CONTINUED

Northeast Maryland Waste
Disp. Auth. Solid Waste Rev.
(Montgomery County Resource
Recovery Proj.) Series A:

5.9% 7/1/05 (e)                   A2        $ 760,000                      $ 776,378

6% 7/1/07 (e)                     A2         500,000                        512,425

Prince Georges County             Aaa        1,000,000                      978,920
(Consolidated Pub.  Impts.
Proj.) 5.5% 3/15/16 (MBIA
Insured)

Prince Georges County Ctfs.       Aaa        2,400,000                      1,273,944
of Prtn.  (Cap.
Appreciation) Series A, 0%
6/30/11 (MBIA Insured)

Prince Georges County Hsg.        AAA        410,000                        418,831
Auth. Rev.  (Single Family
Mtg. Prog.) Series A,  6.5%
12/1/15 (e)

Univ. of Maryland Sys.            Aa3        500,000                        500,795
Auxiliary Facility & Tuition
Rev. Series A, 5.6% 4/1/16

Washington D.C. Metro. Area       Aaa        1,570,000                      1,642,989
Trans. Auth.  Gross Rev.
Rfdg. 6% 7/1/10 (FGIC
Insured)

Washington D.C. Suburban          Aa1        1,000,000                      1,056,870
Sanitation District Rfdg.
Series 2, 8% 1/1/02

                                                                            40,890,710

PUERTO RICO - 8.6%

Puerto Rico Commonwealth Hwy.     Aaa        1,000,000                      937,650
& Trans.  Auth. Hwy. Rev.
Series Y, 5.5% 7/1/36  (FSA
Insured)

Puerto Rico Commonwealth Hwy.
& Trans.  Auth. Trans. Rev.
Series A:

4.75% 7/1/38 (MBIA Insured)       Aaa        1,000,000                      800,710

5% 7/1/38                         Baa1       2,000,000                      1,637,600

Puerto Rico Commonwealth          Aaa        600,000                        515,760
Infrastructure Fing. Auth.
Spl. Tax Rev. Series A, 5%
7/1/28 (AMBAC Insured)

                                                                            3,891,720

TOTAL MUNICIPAL BONDS                                          44,782,430
(Cost $45,839,369)


CASH EQUIVALENTS - 0.6%

                               SHARES                  VALUE (NOTE 1)

Municipal Central Cash Fund,    255,078                $ 255,078
3.87% (c)(d) (Cost $255,078)

TOTAL INVESTMENT PORTFOLIO -                            45,037,508
99.1%
(Cost $46,094,447)

NET OTHER ASSETS - 0.9%                                 426,158

NET ASSETS - 100%                        $ 45,463,666


FUTURES CONTRACTS

                             EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

5 Bond Buyer Municipal Bond  March 2000           $ 466,406                            $ (2,374)
Index Contracts


The face value of futures purchased as a percentage of net assets - 1%

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $60,143.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        93.1%      AAA, AA, A    87.0%

Baa               3.6%       BBB           1.8%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations            35.3%

Escrowed/Pre-Refunded          13.9

Special Tax                    9.1

Transportation                 8.6

Housing                        6.4

Industrial Development         6.4

Education                      6.3

Resource Recovery              5.8

Others  * (individually less     8.2
than 5%)

                               100.0%

*  Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $46,094,447. Net unrealized depreciation aggregated $1,056,939, of which $300,753 related to appreciated investment securities and $1,357,692 related to depreciated investment securities.

At August 31, 1999, the fund had a capital loss carryforward of approximately $924,000 all of which will expire on August 31, 2004.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                          FEBRUARY 29, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 45,037,508
value (cost $46,094,447) -
See accompanying schedule

Receivable for fund shares                 17,012
sold

Interest receivable                        549,363

Receivable for daily                       1,406
variation on futures
contracts

 TOTAL ASSETS                              45,605,289

LIABILITIES

Payable for fund shares         $ 72,589
redeemed

Distributions payable            48,997

Accrued management fee           19,877

Other payables and accrued       160
expenses

 TOTAL LIABILITIES                         141,623

NET ASSETS                                $ 45,463,666

Net Assets consist of:

Paid in capital                           $ 47,627,481

Undistributed net interest                 27,858
income

Accumulated undistributed net              (1,132,360)
realized gain (loss)  on
investments

Net unrealized appreciation                (1,059,313)
(depreciation) on investments

NET ASSETS, for 4,600,883                 $ 45,463,666
shares outstanding

NET ASSET VALUE, offering                  $9.88
price and redemption price
per share ($45,463,666
(divided by) 4,600,883
shares)

STATEMENT OF OPERATIONS

                           SIX MONTHS ENDED FEBRUARY
                           29, 2000 (UNAUDITED)

INTEREST INCOME                           $ 1,231,912

EXPENSES

Management fee                $ 129,974

Non-interested trustees'       71
compensation

 Total expenses before         130,045
reductions

 Expense reductions            (16,585)    113,460

NET INTEREST INCOME                        1,118,452

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         (196,814)

 Futures contracts             (11,339)    (208,153)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (813,774)

 Futures contracts             (2,374)     (816,148)

NET GAIN (LOSS)                            (1,024,301)

NET INCREASE (DECREASE) IN                $ 94,151
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED FEBRUARY 29,  YEAR ENDED  AUGUST 31, 1999
                                 2000
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 1,118,452                    $ 2,057,235

 Net realized gain (loss)         (208,153)                      116,867

 Change in net unrealized         (816,148)                      (2,304,700)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       94,151                         (130,598)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,099,695)                    (2,057,235)
from net interest income

Share transactions Net            5,374,924                      14,363,034
proceeds from sales of shares

 Reinvestment of distributions    801,891                        1,517,501

 Cost of shares redeemed          (8,337,499)                    (8,904,888)

 NET INCREASE (DECREASE) IN       (2,160,684)                    6,975,647
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   4,263                          5,057

  TOTAL INCREASE (DECREASE)       (3,161,965)                    4,792,871
IN NET ASSETS

NET ASSETS

 Beginning of period              48,625,631                     43,832,760

 End of period (including        $ 45,463,666                   $ 48,625,631
undistributed net interest
income of $27,858 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             540,083                        1,372,122

 Issued in reinvestment of        80,757                         145,212
distributions

 Redeemed                         (839,628)                      (853,528)

 Net increase (decrease)          (218,788)                      663,806




 FINANCIAL HIGHLIGHTS        SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,
                             2000

                             (UNAUDITED)                    1999                    1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning
of                           $ 10.090                       $ 10.550                $ 10.170  $ 9.850   $ 9.840   $ 9.640
period

Income from Investment        .234 F                         .451                    .461      .466      .488      .541
Operations Net interest
income

Net realized and unrealized   (.212)                         (.461)                  .380      .323      .009      .198
gain (loss)

Total from investment         .022                           (.010)                  .841      .789      .497      .739
operations

Less Distributions

From net interest income      (.233)                         (.451)                  (.461)    (.466)    (.488)    (.541)

In excess of net realized
gain                          -                              -                       -         (.003)    -         -

Total distributions           (.233)                         (.451)                  (.461)    (.469)    (.488)    (.541)

Redemption fees added to paid .001                           .001                    .000      .000      .001      .002
in capital

Net asset value, end of
period                       $ 9.880                        $ 10.090                $ 10.550  $ 10.170  $ 9.850   $ 9.840

TOTAL RETURN B, C             0.24%                          (0.15)%                 8.43%     8.17%     5.12%     8.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period     $ 45,464                       $ 48,626                $ 43,833  $ 40,231  $ 45,359  $ 43,489

(000 omitted)

Ratio of expenses to average  .55% A                         .55%                    .55%      .55%      .40% D    .15% D
net assets

Ratio of expenses to average  .48% A, E                      .49% E                  .53% E    .54% E    .39% E    .15%
net assets after expense
reductions

Ratio of net interest income  4.73% A                        4.34%                   4.44%     4.65%     4.91%     5.71%
to average  net assets

Portfolio turnover rate       22% A                          12%                     23%       41%       74%       72%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED .

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

F NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The fund may be affected by economic and political developments in the state of Maryland. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $5,022,013 and $7,463,934, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,584,153 and $1,104,034, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $16,585 under these arrangements.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST) SM
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(cOMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments
Money Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

Citibank, N.A.
New York, NY
and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Arizona Municipal Income
(registered trademark)
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
 Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST)  1-800-544-5555 SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


(2_FIDELITY_LOGOS)SPARTAN(REGISTERED TRADEMARK)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT
FEBRUARY 29, 2000

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  24  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 28  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In February, the Dow Jones Industrial Average closed below 10,000 for the first time in 10 months - 16% below its high set in January. A deeper drop was avoided by a rally late in the period. Meanwhile, the technology-focused NASDAQ Index continued its record-setting ascent, while the bellwether 30-year Treasury benefited slightly as a haven from volatile blue chips and the U.S. Treasury's decision to reduce long bond supply.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SPARTAN SHORT-INTERMEDIATE    1.00%          1.15%        24.03%        65.59%
MUNICIPAL INCOME

LB 1-6 Year Municipal Bond    1.10%          1.18%        27.70%        n/a

Short-Intermediate Municipal  0.35%          -0.39%       22.01%        66.02%
Debt  Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-6 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and six years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

SPARTAN SHORT-INTERMEDIATE    1.15%        4.40%         5.17%
MUNICIPAL INCOME

LB 1-6 Year Municipal Bond    1.18%        5.01%         n/a

Short-Intermediate Municipal  -0.39%       4.05%         5.20%
Debt  Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan Short-Int. Muni     LB Municipal Bond
             00404                       LB015
  1990/02/28      10000.00                    10000.00
  1990/03/31      10039.30                    10003.00
  1990/04/30      10023.27                     9930.58
  1990/05/31      10115.29                    10147.36
  1990/06/30      10165.31                    10236.56
  1990/07/31      10246.69                    10387.04
  1990/08/31      10263.69                    10236.22
  1990/09/30      10324.77                    10242.05
  1990/10/31      10401.56                    10427.84
  1990/11/30      10498.11                    10637.55
  1990/12/31      10551.10                    10683.82
  1991/01/31      10648.35                    10827.20
  1991/02/28      10713.73                    10921.39
  1991/03/31      10756.79                    10925.32
  1991/04/30      10858.25                    11070.63
  1991/05/31      10923.63                    11169.05
  1991/06/30      10953.79                    11157.99
  1991/07/31      11028.94                    11293.90
  1991/08/31      11116.63                    11442.64
  1991/09/30      11204.67                    11591.62
  1991/10/31      11278.97                    11695.94
  1991/11/30      11328.94                    11728.58
  1991/12/31      11485.06                    11980.27
  1992/01/31      11533.73                    12007.59
  1992/02/29      11579.89                    12011.43
  1992/03/31      11585.56                    12015.87
  1992/04/30      11661.01                    12122.81
  1992/05/31      11725.38                    12265.50
  1992/06/30      11822.25                    12471.31
  1992/07/31      12003.74                    12845.20
  1992/08/31      11955.21                    12719.96
  1992/09/30      12014.85                    12803.15
  1992/10/31      12013.74                    12677.30
  1992/11/30      12121.74                    12904.35
  1992/12/31      12195.27                    13036.10
  1993/01/31      12317.93                    13187.71
  1993/02/28      12534.73                    13664.71
  1993/03/31      12496.21                    13520.27
  1993/04/30      12555.79                    13656.69
  1993/05/31      12604.47                    13733.44
  1993/06/30      12688.95                    13962.66
  1993/07/31      12699.11                    13980.95
  1993/08/31      12835.75                    14272.03
  1993/09/30      12920.76                    14434.59
  1993/10/31      12944.07                    14462.45
  1993/11/30      12926.50                    14335.03
  1993/12/31      13063.78                    14637.65
  1994/01/31      13150.85                    14804.81
  1994/02/28      13014.39                    14421.36
  1994/03/31      12790.59                    13834.12
  1994/04/30      12838.89                    13951.44
  1994/05/31      12915.29                    14072.40
  1994/06/30      12936.13                    13986.41
  1994/07/31      13051.01                    14242.79
  1994/08/31      13099.39                    14292.07
  1994/09/30      13066.08                    14082.26
  1994/10/31      13020.33                    13832.16
  1994/11/30      12948.00                    13582.07
  1994/12/31      13052.68                    13881.01
  1995/01/31      13197.49                    14277.73
  1995/02/28      13350.79                    14692.93
  1995/03/31      13440.31                    14861.75
  1995/04/30      13488.63                    14879.29
  1995/05/31      13647.97                    15354.09
  1995/06/30      13668.47                    15220.51
  1995/07/31      13745.62                    15364.80
  1995/08/31      13878.68                    15559.62
  1995/09/30      13927.10                    15658.11
  1995/10/31      14004.61                    15885.78
  1995/11/30      14094.30                    16149.33
  1995/12/31      14158.26                    16304.52
  1996/01/31      14250.51                    16427.62
  1996/02/29      14254.55                    16316.74
  1996/03/31      14204.54                    16108.21
  1996/04/30      14210.66                    16062.62
  1996/05/31      14232.90                    16056.20
  1996/06/30      14296.15                    16231.05
  1996/07/31      14376.49                    16378.75
  1996/08/31      14399.16                    16374.82
  1996/09/30      14478.82                    16604.07
  1996/10/31      14574.60                    16791.86
  1996/11/30      14712.97                    17099.15
  1996/12/31      14707.43                    17027.33
  1997/01/31      14761.00                    17059.52
  1997/02/28      14838.86                    17216.12
  1997/03/31      14758.87                    16986.63
  1997/04/30      14810.92                    17128.81
  1997/05/31      14939.58                    17386.43
  1997/06/30      15036.88                    17571.59
  1997/07/31      15226.14                    18058.33
  1997/08/31      15189.57                    17889.12
  1997/09/30      15287.30                    18101.46
  1997/10/31      15341.62                    18217.85
  1997/11/30      15394.10                    18324.98
  1997/12/31      15509.42                    18592.34
  1998/01/31      15609.89                    18784.21
  1998/02/28      15628.76                    18789.85
  1998/03/31      15653.33                    18806.38
  1998/04/30      15629.74                    18721.56
  1998/05/31      15763.10                    19017.93
  1998/06/30      15801.30                    19092.86
  1998/07/31      15856.74                    19140.78
  1998/08/31      16005.81                    19436.50
  1998/09/30      16122.14                    19678.68
  1998/10/31      16176.91                    19678.29
  1998/11/30      16197.94                    19747.36
  1998/12/31      16236.38                    19797.12
  1999/01/31      16386.97                    20032.51
  1999/02/28      16371.38                    19944.97
  1999/03/31      16392.88                    19972.69
  1999/04/30      16412.51                    20022.43
  1999/05/31      16417.35                    19906.50
  1999/06/30      16322.58                    19619.84
  1999/07/31      16375.41                    19691.26
  1999/08/31      16395.73                    19533.73
  1999/09/30      16447.33                    19541.74
  1999/10/31      16451.85                    19329.90
  1999/11/30      16520.83                    19535.57
  1999/12/31      16498.46                    19390.03
  2000/01/31      16505.35                    19305.69
  2000/02/29      16558.92                    19529.63
IMATRL PRASUN   SHR__CHT 20000229 20000313 103120 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on February 28, 1990. As the chart shows, by February 29, 2000, the value of the investment would have grown to $16,559 - a 65.59% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,530 - a 95.30% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,

                  2000                           1999                    1998   1997   1996    1995

Dividend returns  1.97%                          3.92%                   4.27%  4.38%  4.25%   4.53%

Capital returns   -0.97%                         -1.48%                  1.10%  1.11%  -0.50%  1.42%

Total returns     1.00%                          2.44%                   5.37%  5.49%  3.75%   5.95%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 29,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
2000

Dividends per share         3.21(cents)   19.58(cents)   39.08(cents)

Annualized dividend rate    4.08%         3.95%          3.90%

30-day annualized yield     4.28%         -              -

30-day annualized           6.69%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.90 over the past one month, $9.95 over the past six months and $10.02 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Two more interest-rate hikes by the
U.S. Federal Reserve board during the
six-month period ending February
29, 2000 - on top of the two rates
hikes that occurred shortly before the
period began - continued to
detract from the performance of
municipal bonds. For the six-month
period, the Lehman Brothers
Municipal Bond Index - an index
of over 35,000 investment-grade,
fixed-rate, tax-exempt bonds -
turned in a flat return of -0.02%.
Several other factors also contributed
to the municipal bond industry's
lackluster performance. The health
care sector, a prominent issuer of
muni bonds, was beleaguered by
concerns of Medicare and
government pricing reforms, which
caused health care securities to
struggle. Furthermore, as interest
rates continued to climb, many
muni bonds fell to deeply discounted
levels, which can create unfavorable
tax consequences for buyers of those
bonds. In return, investors demanded
greater yield as compensation,
causing the prices of these issues
to drop even further. Compared to
corporate and mortgage bonds,
municipal bond performance
lagged during the six-month
period. The Lehman Brothers
Corporate Bond Index returned
1.70%, while mortgage securities, one
of the best-performing domestic
debt offerings during the period,
returned 2.30%, according to the
Lehman Brothers Mortgage-Backed
Securities Index.

(PHOTOGRAPH OF Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan
Short-Intermediate Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. Rising interest rates and persistent inflation worries put pressure on municipal bonds, although the fund performed better than its peers. For the six-month period that ended February 29, 2000, the fund had a total return of 1.00%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 0.35% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-6 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 1.10% during the same six-month period. The fund is managed to have similar overall interest-rate risk to its benchmark index, which is more representative of the fund's investment universe. For the 12-month period that ended February 29, 2000, the fund returned 1.15%. That return compared to the short-intermediate municipal debt funds average's -0.39% return and the Lehman Brothers 1-6 Year Index's 1.18% return for the same 12-month period.

Q. WHAT HELPED THE FUND OUTPACE ITS PEERS DURING THE PAST SIX MONTHS?

A. The fact that the fund owned fewer poor-performing, high-yielding bonds than many of its peers turned out to be one of the key reasons for its outperformance. For example, the fund didn't hold a lot of zero coupon bonds, which don't pay interest but are sold below their face value. "Zeros" are especially sensitive to interest rate changes and, as a result, fell out of favor and suffered more than interest-paying bonds when interest rates rose. In addition, the fund held relatively few lower-quality, investment-grade bonds - those rated below A - which also were hit harder than higher-quality bonds during the market's downturn.

Q. WERE THERE OTHER REASONS FOR THE FUND'S OUTPERFORMANCE?

A. Yes, there were. The fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing market rates and trade at prices that are above their face
- or par - value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects certain premium bonds' gains from unfavorable tax treatment that can occur during particular market environments. As interest rates rose and bond prices fell, more and more bonds fell outside of DE MINIMIS, and investors punished them accordingly by bidding their prices lower. In addition, individual investors tend to shy away from premiums, so I'm often able to purchase them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates.

Q. WHICH BONDS WERE THE MOST DISAPPOINTING DURING THE PERIOD?

A. The fund's stake in health care bonds, which continued to be hurt by cutbacks in Medicare payments and reduced managed care payments, was probably the biggest disappointment during the past six months. The fund's holdings in Texas ranked second among disappointments. When the state legislature broadened Texas-based insurance companies' ability to buy municipal bonds outside of Texas, the demand for Texas munis weakened.

Q. WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS OVER THE PAST SIX
MONTHS?

A. I added some bonds from issuers that are less economically sensitive - including those that provide essential services such as water, sewer and transportation. Given that more economically sensitive bonds - such as general obligation bonds - offered only a small amount of additional yield, there really wasn't any penalty for getting some measure of protection against a potential economic slowdown.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?

A. The main factor affecting the future of municipals probably will continue to be - as it has been over the past year - the direction of interest rates. The way bonds were priced at the end of the period suggests that investors are expecting further interest-rate hikes in the months to come. But since I don't spend time on interest-rate forecasting, I'll look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter what the interest-rate backdrop. Toward the end of the period, some types of bonds that had been unattractive last fall and in early 2000 offered some interesting opportunities. Select zero coupon bonds and lower-quality, investment-grade bonds, for example, had cheapened up quite a bit and started to look interesting. From a technical standpoint, the municipal market is in reasonably good shape. Rising interest rates have curtailed the supply of new issuance, and refundings - or refinancings - of existing debt have slowed.
NORM LIND ON BOND MATURITIES:

"One of the key strategies I use in
managing the fund is to
opportunistically purchase and
sell bonds of various maturities,
and the past six months provides a
useful example of my approach.
Initially, I found value in bonds
with maturities of six, seven and
eight years, which are in the fund's
allowable range of investments.
Bonds in that range offered
attractive amounts of income over
shorter-maturity bonds. That
strategy benefited the fund
because the yields on bonds with
maturities of six, seven and eight
years rose less in percentage terms
- and their prices fell less - than
shorter-maturity bonds. More
recently, I sold some of those bonds
and bought cheaper five-year bonds.
In addition, the fund also
benefited from its year-end stake
in securities maturing in 13-15
months, which offered an
unusually large amount of yield over
12-month securities. As we moved
into January 2000, these bonds
became 12-month securities and
were eligible for inclusion in money
market mutual funds. Once that
occurred, the demand for these
bonds increased and their
prices moved higher. I kept the
fund's duration in line with the
short-intermediate municipal
market as a whole, as measured by
the Lehman Brothers 1-6 Year
Municipal Bond Index. At the end
of the period, the fund's duration
was 2.8 years, which remained in
line with the Lehman Brothers
index."

FUND FACTS

GOAL: seeks as high a level of
current income, exempt from
federal income tax, as is
consistent with preservation of
capital

FUND NUMBER: 404

TRADING SYMBOL: FSTFX

START DATE: December 24, 1986

SIZE: as of February 29,
2000, more than $739
million

MANAGER: Norm Lind, since
1995; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP FIVE STATES AS OF
FEBRUARY 29, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

New York                       16.9                    14.5

Texas                          14.1                    7.8

Massachusetts                  5.0                     5.9

Washington                     4.8                     4.3

Tennessee                      4.4                     0.3

TOP FIVE SECTORS AS OF
FEBRUARY 29, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

General Obligations            32.2                    39.0

Electric Utilities             22.3                    19.3

Escrowed/Pre-Refunded          15.8                    10.1

Transportation                 8.9                     4.7

Special Tax                    7.1                     7.6

AVERAGE YEARS TO MATURITY AS
OF FEBRUARY 29, 2000

                                                      6 MONTHS AGO

Years                          3.3                     2.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF FEBRUARY 29,
2000

                                   6 MONTHS AGO

Years                         2.8   2.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF FEBRUARY 29, 2000
Row: 1, Col: 1, Value: 54.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 32.8
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 10.5
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.7000000000000001
Row: 1, Col: 8, Value: 1.7
Aaa 54.3%
Aa, A 32.8%
Baa 10.5%
Not Rated 0.7%
Short-term
Investments 1.7%

 AS OF AUGUST 31, 1999
Row: 1, Col: 1, Value: 52.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 34.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 8.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 1.2
Row: 1, Col: 8, Value: 3.6
Aaa 52.3%
Aa, A 34.0%
Baa 8.9%
Not Rated 1.2%
Short-term
Investments 3.6%

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)


Showing Percentage of Net Assets



MUNICIPAL BONDS - 98.0%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ALABAMA - 2.3%

Alabama Agric. & Mechanical       Aaa       $ 2,000                            $ 2,172
Univ. Revs. 6.5% 11/1/25
(MBIA Insured) (Pre-Refunded
to 11/1/05 @ 102) (e)

Alabama Gen. Oblig. Rfdg.         Aa3        14,680                             14,881
Series A,  5.5% 10/1/01

                                                                                17,053

ALASKA - 0.5%

Alaska Student Ln. Corp.
Student Ln. Rev.  Series A:

5% 7/1/03 (AMBAC Insured) (d)     Aaa        500                                501

5.1% 7/1/04 (AMBAC Insured)       Aaa        2,300                              2,307
(d)

5.55% 7/1/03 (AMBAC Insured)      Aaa        1,000                              1,020
(d)

                                                                                3,828

ARIZONA - 2.2%

Arizona Trans. Board Excise       Aaa        10,000                             10,121
Tax Rev.  (Maricopa County
Reg'l. Area Road Proj.)
5.25% 7/1/05 (AMBAC Insured)

Arizona Trans. Board Hwy.         Aaa        2,800                              2,914
Rev. Sub  Series A, 6.6%
7/1/08 (Pre-Refunded to
7/1/01 @ 101.5) (e)

Phoenix Civic Impt. Corp.         Aa2        1,000                              1,016
Excise Tax Rev.  Rfdg.
(Arpt. Impts. Proj.) Series
A,  5.85% 7/1/01 (d)

Salt River Proj. Agric. Impt.     Aa2        1,000                              1,025
& Pwr. District Elec. Sys.
Rev. Series D, 5.7% 1/1/04

Univ. of Arizona Univ. Rev.       AA         1,000                              1,026
Series B, 6.9% 6/1/16
(Pre-Refunded to 6/1/00 @
102) (e)

                                                                                16,102

ARKANSAS - 1.3%

Arkansas Student Ln. Auth.
Rev. Sr. Series A1:

6.05% 6/1/02 (d)                  Aa         4,700                              4,804

6.05% 12/1/02 (d)                 Aa         4,455                              4,574

                                                                                9,378

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

CALIFORNIA - 0.5%

Los Angeles Dept. Wtr. & Pwr.
Elec. Plant Rev. Second Issue:

9% 10/15/00                       Aa3       $ 1,300                            $ 1,342

9% 10/15/01                       Aa3        2,000                              2,145

                                                                                3,487

COLORADO - 0.9%

Arapaho County Cap. Impt.         Aaa        4,500                              2,794
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series E, 0%
8/31/08 (Pre-Refunded to
8/31/05 @ 82.9449) (e)

Denver City & County Arpt.
Rev.:

Rfdg. Series C, 5.1% 11/15/01     Baa1       2,320                              2,311
(d)

Series C, 6.55% 11/15/02 (d)      Baa1       1,420                              1,458

                                                                                6,563

DISTRICT OF COLUMBIA - 0.4%

District of Columbia Gen.
Oblig. Rfdg.  Series A1:

4.65% 6/1/02 (MBIA Insured)       Aaa        1,680                              1,675

4.65% 6/1/02 (MBIA Insured)       Aaa        1,570                              1,566
(Escrowed to Maturity) (e)

                                                                                3,241

FLORIDA - 3.6%

Dade County Aviation Rev.         Aaa        3,500                              3,528
Rfdg. (Miami Int'l. Arpt.
Proj.) Series A, 5.25%
10/1/01  (FSA Insured) (d)

Florida Dept. of Trans.           Aa2        2,725                              2,834
(Right of Way Aquisition &
Bridge Proj.) 6.5% 7/1/02

Florida Ports Fing.               Aaa        4,575                              4,750
Commission Rev.  (State
Trans. Trust Fund Proj.) 6%
6/1/05 (MBIA Insured) (d)

Jacksonville Elec. Auth. Rev.:

Rfdg. (Saint John River           Aa2        1,500                              1,587
Proj.) Series 10 Issue 2,
6.5% 10/1/03

Third Installment, 5.2%           Aaa        875                                872
7/1/01  (Escrowed to
Maturity) (e)

Lakeland Elec. & Wtr. Rev.        Aaa        9,255                              9,507
Rfdg. (Energy Sys. Proj.)
First Lien Series B, 6.3%
10/1/01  (FSA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FLORIDA - CONTINUED

Lee County Indl. Dev. Auth.
Health Care Facilities Rev.
(Shell Point Village Proj.)
Series A:

5.25% 11/15/04                    BBB-      $ 500                              $ 476

5.25% 11/15/05                    BBB-       685                                644

5.25% 11/15/06                    BBB-       1,145                              1,061

Tampa Gen. Oblig. (Catholic       Aaa        1,000                              1,018
Health East Proj.) Series
A3, 5.5% 11/15/02 (MBIA
Insured)

                                                                                26,277

GEORGIA - 4.2%

Atlanta Arpt. Facilities Rev.     Aaa        1,500                              1,510
Rfdg. 5% 1/1/01 (AMBAC
Insured)

Atlanta Wtr. & Swr. Rev.          Aaa        4,475                              4,520
4.75% 1/1/23 (FGIC Insured)
(Pre-Refunded to 1/1/04 @
102) (e)

Dalton Utils. Rev. 5.75%          Aaa        6,000                              6,172
1/1/09 (FSA Insured)

Georgia Gen. Oblig.:

Series B, 6.1% 3/1/05             Aaa        3,000                              3,143

Series C:

6.5% 7/1/06                       Aaa        4,010                              4,307

7.25% 7/1/06                      Aaa        2,000                              2,226

Series D, 5.8% 11/1/05            Aaa        9,000                              9,348

                                                                                31,226

HAWAII - 1.7%

Hawaii Arpt. Sys. Rev. Second     Aaa        1,000                              1,028
Series, 7.4% 7/1/02 (FGIC
Insured) (d)

Hawaii Gen. Oblig.:

Rfdg. Series CO, 4.625%           Aaa        5,000                              5,001
9/1/01  (FGIC Insured)

Series CN, 6.25% 3/1/02 (FGIC     Aaa        2,000                              2,057
Insured)

Honolulu City & County Gen.
Oblig. Series B:

5.5% 11/1/04 (FGIC Insured)       Aaa        465                                475

5.5% 11/1/04 (FGIC Insured)       Aaa        4,160                              4,256
(Escrowed to Maturity) (e)

                                                                                12,817

IOWA - 0.4%

Iowa Student Ln. Liquidity
Corp. Student Ln. Rev.:

Series A, 6.35% 3/1/01            Aa1        1,500                              1,527

Series D, 7% 12/1/03 (AMBAC       Aaa        1,535                              1,581
Insured) (d)

                                                                                3,108

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

KENTUCKY - 0.7%

Owensboro Elec. Lt. & Pwr.        Aaa       $ 5,450                            $ 5,257
Rev. Rfdg. Series B, 0%
1/1/01 (AMBAC Insured)

LOUISIANA - 0.3%

Louisiana Pub. Facilities         Aaa        1,900                              1,931
Auth. Rev. Rfdg. (Student
Ln. Prog.) Sr. Series A1,
6.2% 3/1/01

MARYLAND - 1.9%

Maryland Gen. Oblig. (State &     Aaa        4,000                              4,027
Local Facilities Ln. Prog.)
Series 2, 5% 7/15/01

Montgomery County Gen. Oblig.     Aaa        4,000                              4,043
(Consolidated Pub. Impt.
Proj.) Series A, 5.2% 10/1/01

Univ. of Maryland Sys.            Aa3        6,325                              6,370
Auxiliary Facility & Tuition
Rev. Rfdg. Series B, 5%
10/1/01

                                                                                14,440

MASSACHUSETTS - 5.0%

Massachusetts Gen. Oblig.:

(Consolidated Ln. Prog.)
Series C:

5% 9/1/04                         Aa2        6,575                              6,588

6.75% 8/1/06 (Pre-Refunded to     Aaa        1,000                              1,049
 8/1/01 @ 102) (e)

Rfdg. Series A, 5% 8/1/01         Aa2        1,000                              1,006

Rfdg. (Cap. Appreciation)         Aaa        3,830                              3,398
Series B, 0% 8/1/02 (AMBAC
Insured)

Massachusetts Health & Edl.       Aaa        3,800                              3,762
Facilities Auth. Rev. Rfdg.
(Fairview Extended Care
Proj.) Series B, 4.55%
1/1/21 (MBIA Insured)

Massachusetts Ind. Fin. Agcy.     BBB        3,000                              2,951
Resource Recovery Rev. Rfdg.
(Ogden Haverhill Proj.)
Series A, 4.5% 12/1/01

Massachusetts Ind. Fin. Agcy.     A1         4,510                              4,427
Rev. (Cap. Appreciation)
(Massachusetts Biomedical
Research Corp. Proj.) Series
A1, 0% 8/1/00

Massachusetts Wtr. Resources
Auth. Rev.:

Rfdg. Series C, 5.25% 12/1/01     A1         2,000                              2,021

Series A, 7.125% 4/1/00           A1         1,500                              1,503

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev. Rfdg.:

Series B, 5.4% 6/1/00             Aa2        8,500                              8,522

Sr. Issue D, 6.2% 9/1/00          Aaa        2,000                              2,018

                                                                                37,245

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MICHIGAN - 1.9%

Detroit Convention Facilities
Rev. Rfdg. (Cobo Hall
Expansion Proj.):

4.75% 9/30/00                     A         $ 5,220                            $ 5,235

4.8% 9/30/01                      A          1,000                              1,001

Michigan Hosp. Fin. Auth.
Rev. Rfdg.:

(Genesys Reg'l. Med. Hosp.
Proj.) Series A:

5.25% 10/1/02 (Escrowed to        Baa2       2,040                              2,059
Maturity) (e)

5.25% 10/1/03 (Escrowed to        Baa2       1,000                              1,010
Maturity) (e)

(Mercy Health Svcs. Proj.):

Series S, 5.75% 8/15/05           Aa3        1,275                              1,295

Series T, 5.75% 8/15/05           Aa3        3,070                              3,118

                                                                                13,718

MINNESOTA - 2.6%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/02                        Aaa        1,300                              1,137

0% 12/1/03                        Aaa        500                                415

0% 12/1/04                        Aaa        1,500                              1,178

Minnesota Gen. Oblig.:

4.75% 8/1/01                      Aaa        12,250                             12,288

5.9% 8/1/05 (Pre-Refunded to      Aaa        3,815                              3,913
8/1/02 @ 100) (e)

                                                                                18,931

MISSOURI - 0.6%

Kansas City Arpt. Rev. Rfdg.      Aaa        4,085                              4,125
(Gen. Impt. Proj.) Series A,
5.25% 9/1/03 (FSA Insured)
(d)

NEBRASKA - 3.5%

Nebraska Pub. Pwr. District
Rev.:

(Pwr. Supply Sys. Proj.)          Aaa        4,400                              4,473
Series A, 5.25% 1/1/28 (MBIA
Insured) (Pre-Refunded to
1/1/05 @ 101) (e)

Rfdg. Series A, 5% 1/1/01         A1         8,500                              8,547

Series A, 5.25% 1/1/05 (MBIA      Aaa        10,000                             10,084
Insured)

5.4% 7/1/01                       A1         3,085                              3,118

                                                                                26,222

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NEVADA - 0.4%

Clark County Hwy. Impt. Rev.      Aaa       $ 2,000                            $ 2,012
(Motor Vehicle Fuel Tax
Proj.) 5% 7/1/01 (AMBAC
Insured)

Clark County Gen. Oblig.          Aa2        1,000                              1,022
(Flood Cont. Proj.)  6%
11/1/01

                                                                                3,034

NEW JERSEY - 2.4%

New Jersey Gen. Oblig. 5.25%      Aa1        3,000                              3,017
3/1/07

New Jersey Health Care            A3         3,500                              3,581
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr. Proj.)  Series C, 6.45%
7/1/02

New Jersey Trans. Corp.
Series A:

5.25% 9/1/01 (FSA Insured)        Aaa        5,000                              5,034

5.4% 9/1/02 (FSA Insured)         Aaa        6,350                              6,428

                                                                                18,060

NEW MEXICO - 0.6%

Albuquerque Arpt. Rev. Rfdg.:

6.25% 7/1/00 (AMBAC Insured)      Aaa        660                                664
(d)

6.25% 7/1/01 (AMBAC Insured)      Aaa        980                                1,000
(d)

New Mexico Edl. Assistance        Aaa        2,365                              2,433
Foundation Student Ln. Rev.
Sr. Series IV A1, 6.5%
3/1/04 (d)

                                                                                4,097

NEW YORK - 16.9%

Long Island Pwr. Auth. Elec.
Sys. Rev.:

Series A, 5.5% 12/1/06 (AMBAC     Aaa        4,000                              4,080
Insured)

4.25% 4/1/00                      Baa1       14,235                             14,235

Metro. Trans. Auth. New York
Commuter Facilities Rev.
Series A:

5% 7/1/06                         Baa1       1,520                              1,494

5.125% 7/1/07                     Baa1       3,015                              2,969

5.25% 7/1/08                      Baa1       3,640                              3,594

5.375% 7/1/09                     Baa1       3,635                              3,603

5.5% 7/1/10                       Baa1       4,220                              4,201

Muni. Assistance Corp. for
New York City:

Rfdg.:

Series E, 5.5% 7/1/01             Aa2        20,400                             20,630

Series L:

6% 7/1/05                         Aa2        3,500                              3,656

6% 7/1/06                         Aa2        1,000                              1,047

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

Muni. Assistance Corp. for
New York City: - continued

Series G:

5.5% 7/1/01                       Aa2       $ 5,000                            $ 5,058

6% 7/1/05                         Aa2        3,000                              3,133

New York City Gen. Oblig.:

Rfdg.:

Series A, 5.7% 8/1/02             A3         1,500                              1,526

Series E, 5.4% 2/15/03            A3         10,285                             10,388

Series D:

6.6% 2/1/03                       A3         975                                1,016

6.6% 2/1/03 (Escrowed to          A3         25                                 26
Maturity) (e)

Series H:

5% 8/1/05                         A3         8,050                              7,961

6.9% 2/1/01                       A3         265                                271

6.9% 2/1/01 (Escrowed to          Aaa        135                                138
Maturity) (e)

Series J, 6% 2/15/04              A3         3,000                              3,089

New York State Local Govt.        Aaa        10,500                             11,065
Assistance Corp. Series B,
7.5% 4/1/20 (Pre-Refunded to
4/1/01 @ 102) (e)

New York State Med. Care          Aaa        1,785                              1,889
Facilities Fin. Agcy. Rev.
(Mental Health Svcs.
Facilities Proj.)  Series C,
7.3% 2/15/21 (Pre-Refunded
to 8/15/01 @ 102) (e)

New York State Thruway Auth.      Aaa        4,000                              4,069
Gen. Rev.  Series C, 5.4%
1/1/05 (FGIC Insured)

New York State Thruway Auth.
Hwy. & Bridge Trust Fund
Series A:

5.8% 4/1/10 (AMBAC Insured)       Aaa        2,415                              2,538
(Pre-Refunded to 4/1/04 @
102) (e)

5.8% 4/1/11 (AMBAC Insured)       Aaa        2,725                              2,863
(Pre-Refunded to 4/1/04 @
102) (e)

New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge Proj.):

5.4% 4/1/03                       Baa1       2,750                              2,779

6% 4/1/01                         Baa1       1,100                              1,118

6% 4/1/03                         Baa1       2,300                              2,363

Triborough Bridge & Tunnel        Aa3        3,885                              4,003
Auth. Revs. Rfdg. Series B,
6% 1/1/03

                                                                                124,802

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NORTH CAROLINA - 3.9%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:

Series A:

5.2% 1/1/01                       Baa1      $ 3,000                            $ 3,003

7.875% 1/1/02                     Baa1       9,255                              9,633

Series B, 5.5% 1/1/02             Baa3       1,000                              1,000

North Carolina Gen. Oblig.
(Pub. School  Bldg. Proj.):

4.5% 4/1/01                       Aaa        10,000                             10,026

4.6% 4/1/03                       Aaa        4,000                              3,983

North Carolina Muni. Pwr.         Baa1       1,000                              1,004
Agcy. #1 Catawba Elec. Rev.
Rfdg. 5.75% 1/1/02

                                                                                28,649

OHIO - 4.4%

Akron Wtrwks. Rev. 6.55%          Aaa        3,750                              3,905
3/1/12 (AMBAC Insured)
(Pre-Refunded to 3/1/01 @
102) (e)

Butler County Trans. Impt.        Aaa        2,605                              2,615
District Series A,  5%
4/1/04 (FSA Insured)

Cleveland Arpt. Sys. Rev.         Aaa        1,000                              1,016
Series A, 5.5% 1/1/05 (FSA
Insured) (d)

Franklin County Gen. Oblig.       -          3,800                              3,972
(Courthouse Proj.) 6.375%
12/1/17 (Pre-Refunded to
12/1/01 @ 102) (e)

Ohio Bldg. Auth.:

(Administration Bldg. Fund        Aa2        2,175                              2,207
Prog.) Series A, 5.5% 10/1/01

Rfdg. (State Correctional         Aa2        5,600                              5,849
Facilities Proj.)  Series A,
6% 10/1/05

Ohio Wtr. Dev. Auth. Poll.
Cont. Facilities Rev.:

(Wtr. Cont. Ln. Fund Prog.)       Aaa        1,810                              1,827
5.25% 6/1/06 (MBIA Insured)

Rfdg. Bonds (Ohio Edison Co.      Baa3       10,000                             9,838
Proj.) Series A, 4.25%,
tender 6/1/01

Ohio Wtr. Dev. Auth. Rev.         Aaa        1,350                              1,376
(Fresh Wtr. Svc. Proj.) 5.4%
6/1/05 (AMBAC Insured)

                                                                                32,605

PENNSYLVANIA - 1.8%

Pennsylvania Higher Edl.          A3         4,000                              4,013
Facilities Auth. Health
Svcs. Rev. Rfdg. (Univ. of
Pennslyvania Proj.) Series
A, 5.125% 1/1/01

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Philadelphia Gas Works Rev.       Aaa       $ 5,000                            $ 5,049
First Series A, 5.25% 7/1/05
(FSA Insured)

Somerset County Gen. Auth.        Aaa        4,000                              4,098
Commonwealth Lease Rev.
6.25% 10/15/11 (FGIC
Insured) (Pre-Refunded to
10/15/01 @ 100) (e)

                                                                                13,160

SOUTH CAROLINA - 2.3%

Charleston County School          Aa1        5,000                              4,989
District 4% 2/1/01

Richland County School            Aaa        1,100                              1,118
District #2 Series B, 5.6%
3/1/02 (MBIA Insured)

South Carolina Ed. Assistance     -          1,400                              1,425
Auth. Rev.  (Insured Student
Ln. Prog.) 6.3% 9/1/01 (d)

South Carolina Gen. Oblig.        Aaa        5,000                              5,085
(Cap. Impt. Proj.) Series B,
5.75% 8/1/01

South Carolina Pub. Svc.          Aaa        4,145                              4,326
Auth. Rev. Rfdg. (Santee
Cooper Proj.) Series B, 6.5%
7/1/26 (Pre-Refunded to
7/1/01 @ 102) (e)

                                                                                16,943

TENNESSEE - 4.4%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.25% 2/15/01 (MBIA Insured)      Aaa        800                                807
(d)

5.25% 2/15/02 (MBIA Insured)      Aaa        1,000                              1,006
(d)

Shelby County Gen. Oblig.:

Series 1996 B, 5.75% 11/1/21      Aaa        14,000                             14,483
(FSA Insured) (Pre-Refunded
to 11/1/06 @ 100) (e)

Series A:

0% 5/1/10 (Pre-Refunded to        AA+        15,750                             8,933
5/1/05 @ 74.444) (e)

0% 5/1/12 (Pre-Refunded to        AA+        15,130                             7,511
5/1/05 @ 65.1568) (e)

                                                                                32,740

TEXAS - 14.1%

Alief Independent School          Aaa        1,000                              908
District Rfdg.  (Cap.
Appreciation) 0% 2/15/02

Austin Arpt. Sys. Rev. Prior      Aaa        4,810                              5,116
Lien Series A,  6.5%
11/15/05 (MBIA Insured) (d)

Austin Combined Util. Sys.        A2         5,000                              5,036
Rev. Rfdg.  Series A, 5.5%
11/15/06

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Austin Independent School         Aaa       $ 3,470                            $ 3,586
District Rfdg. 5.75% 8/1/14
(Pre-Refunded to 8/1/06 @
100) (e)

Brazos River Auth. Rev. Rfdg.     Baa1       5,000                              4,972
Bonds  (Reliant Energy, Inc.
Proj.) Series B,  5.2%,
tender 12/1/02

Corpus Christi Independent        Aaa        1,600                              1,493
School District Rfdg. (Cap.
Appreciation) 0% 8/15/01

Cypress-Fairbanks Independent     Aaa        10,000                             6,677
School District Rfdg. (Cap.
Appreciation) Series B, 0%
8/1/07 (AMBAC Insured)

Dallas County Gen. Oblig. 7%      Aaa        1,750                              1,810
8/15/01

Deer Park Independent School      Aaa        2,240                              1,929
District Rfdg.  0% 2/15/03

Harris County Gen. Oblig.         Aa1        3,490                              3,264
Rfdg. (Cap. Appreciation)
(Toll Road Proj.) Sub Lien,
0% 8/1/01

Houston Wtr. & Swr. Sys. Rev.     Aaa        3,170                              3,356
Series A, 6.375% 12/1/22
(MBIA Insured) (Pre-Refunded
to 12/1/02 @ 102) (e)

Irving Independent School
District:

(Cap. Appreciation) 0% 2/15/04    Aaa        3,985                              3,246

Rfdg. (Cap. Appreciation) 0%      Aaa        3,100                              2,669
2/15/03

Klein Independent School
District Rfdg.:

5.25% 8/1/05                      Aaa        1,600                              1,615

5.25% 8/1/06                      Aaa        2,000                              2,014

North Health Facilities Dev.      Aaa        2,050                              2,035
Corp. Hosp. Rev. Rfdg.
(United Reg'l. Health Care
Sys., Inc. Proj.) 4.5%
9/1/02 (MBIA Insured)

Port Houston Auth. Harris         Aaa        2,000                              2,080
County 6% 10/1/06 (FGIC
Insured) (d)

San Antonio Gen. Oblig.
Series 2000:

4.5% 2/1/05                       Aa2        1,035                              1,000

5% 2/1/06                         Aa2        1,085                              1,074

5% 2/1/07                         Aa2        1,135                              1,120

San Antonio Wtr. Rev. 6.2%        Aaa        4,665                              4,853
5/15/03  (FGIC Insured)

Texas A&M Univ. Rev. Rfdg.        Aa2        2,300                              2,320
(Fing. Sys. Prog.) 5.25%
5/15/01

Texas Gen. Oblig.:

Rfdg. (Cap. Appreciation):

(Superconducting Proj.)           Aaa        2,750                              2,480
Series C,  0% 4/1/02 (FGIC
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Texas Gen. Oblig.: - continued

Rfdg. (Cap. Appreciation):

(Texas Pub. Fin. Auth. Proj.)     Aaa       $ 9,000                            $ 8,350
Series A,  0% 10/1/01 (AMBAC
Insured)

(Texas Pub. Fin. Auth. Proj.)     Aa1        16,210                             16,935
Series A,  6.25% 10/1/06

Texas Muni. Pwr. Agcy. Rev.       Aaa        10,000                             10,059
Rfdg.  5.25% 9/1/06 (MBIA
Insured)

Univ. of Texas Permanent          Aaa        4,000                              4,033
Univ. Fund  5.25% 7/1/06

                                                                                104,030

UTAH - 4.4%

Intermountain Pwr. Agcy. Pwr.
Supply Rev.:

Rfdg. Series C, 6% 7/1/01         Aaa        2,000                              2,037
(MBIA Insured)

Rfdg. (Cap. Appreciation)
Series B:

0% 7/1/00                         A1         1,000                              985

0% 7/1/00 (MBIA Insured)          Aaa        3,500                              3,451

0% 7/1/01 (AMBAC Insured)         Aaa        5,000                              4,695

Series 1, 0% 7/1/15               Aaa        7,500                              7,470
(Pre-Refunded to 7/1/00 @
100) (e)

Series B, 5.5% 7/1/01 (MBIA       Aaa        13,825                             13,975
Insured)

                                                                                32,613

VIRGINIA - 2.5%

Fairfax County Gen. Oblig.
Rfdg.  (Pub. Impt. Proj.)
Series A:

4.75% 6/1/03                      Aaa        3,595                              3,595

5% 6/1/07                         Aaa        10,990                             10,916

Virginia Gen. Oblig. 6% 6/1/02    Aaa        1,810                              1,864

Virginia Pub. School Auth.        Aa1        2,000                              2,059
Series A, 6% 8/1/02

                                                                                18,434

WASHINGTON - 4.8%

Clark County Pub. Util.           Aaa        2,000                              2,045
District #1 Generating Sys.
Rev. 6% 1/1/02 (FGIC Insured)

Pierce County School District     Aaa        11,295                             11,355
#10 Tacoma  5% 12/1/02 (FSA
Insured)

Washington Gen. Oblig. Rfdg.      Aa1        1,000                              1,019
Series R 96B, 5.5% 7/1/03

Washington Pub. Pwr. Supply       Aa1        3,000                              3,095
Sys. Nuclear  Proj. #1 Rev.
Rfdg. Series A, 6.5% 7/1/02

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys.  Nuclear Proj. #2 Rev.
Rfdg.:

(Bonneville Pwr.                  Aaa       $ 3,000                            $ 3,111
Administration Proj.) Series
A, 6% 7/1/08 (AMBAC Insured)

Series A:

4.8% 7/1/04                       Aa1        3,000                              2,956

5.75% 7/1/08                      Aa1        3,000                              3,052

6.5% 7/1/02                       Aa1        2,220                              2,291

Series B, 5.5% 7/1/03             Aa1        2,000                              2,022

Washington Pub. Pwr. Supply       Aaa        5,000                              4,922
Sys. Nuclear  Proj. #3 Rev.
Rfdg. Series C, 5% 7/1/06
(FSA Insured)

                                                                                35,868

WISCONSIN - 0.6%

Wisconsin Gen. Oblig. Series      Aa2        1,370                              1,380
C, 5.25% 5/1/01

Wisconsin Health & Edl.           Aaa        3,000                              3,162
Facilities Auth. Rev. (Saint
Lukes Med. Ctr. Proj.) 7.1%
8/15/11 (MBIA Insured)
(Pre-Refunded to  8/15/01 @
102) (e)

                                                                                4,542

TOTAL MUNICIPAL BONDS                                                 724,526
(Cost $730,880)


CASH EQUIVALENTS - 1.7%

                              SHARES

Municipal Central Cash Fund,   12,331,145              12,331
3.87% (b)(c) (Cost $12,331)

TOTAL INVESTMENT PORTFOLIO -                           736,857
99.7%
(Cost $743,211)

NET OTHER ASSETS - 0.3%                                2,251

NET ASSETS - 100%                          $ 739,108

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P  RATINGS

Aaa, Aa, A        83.8%      AAA, AA, A     87.1%

Baa               9.8%       BBB            4.3%

Ba                0.0%       BB             1.3%

B                 0.0%       B              0.0%

Caa               0.0%       CCC            0.0%

Ca, C             0.0%       CC, C          0.0%

                             D              0.0%

The percentage not rated by Moody's or S&P amounted to 0.7%.
The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations          32.2%

Electric Utilities           22.3

Escrowed/Pre-Refunded        15.8

Transportation               8.9

Special Tax                  7.1

Education                    6.1

Others* (individually less     7.6
than 5%)

                             100.0%

*  Includes short-term investments and  net other assets.

INCOME TAX INFORMATION

At February 29, 2000, the aggregate cost of investment securities for income tax purposes was $743,211,000. Net unrealized depreciation aggregated $6,354,000, of which $1,271,000 related to appreciated investment securities and $7,625,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                      FEBRUARY
                                       29, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 736,857
value (cost $743,211) -  See
accompanying schedule

Receivable for fund shares                670
sold

Interest receivable                       9,472

Other receivables                         2

 TOTAL ASSETS                             747,001

LIABILITIES

Payable for fund shares         $ 7,088
redeemed

Distributions payable            474

Accrued management fee           325

Other payables and accrued       6
expenses

 TOTAL LIABILITIES                        7,893

NET ASSETS                               $ 739,108

Net Assets consist of:

Paid in capital                          $ 746,489

Distributions in excess of                (11)
net interest income

Accumulated undistributed net             (1,016)
realized gain (loss)  on
investments

Net unrealized appreciation               (6,354)
(depreciation) on investments

NET ASSETS, for 74,663 shares            $ 739,108
outstanding

NET ASSET VALUE, offering                 $9.90
price and redemption price
per share ($739,108 (divided
by) 74,663 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                   SIX
                                       MONTHS ENDED FEBRUARY 29,
                                       2000 (UNAUDITED)

INTEREST INCOME                        $ 16,157

EXPENSES

Management fee                $ 1,984

Non-interested trustees'       1
compensation

 Total expenses before         1,985
reductions

 Expense reductions            (2)      1,983

NET INTEREST INCOME                     14,174

REALIZED AND UNREALIZED GAIN            (681)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                (6,355)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         (7,036)

NET INCREASE (DECREASE) IN             $ 7,138
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED FEBRUARY 29,  YEAR ENDED AUGUST 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 14,174                       $ 26,004

 Net realized gain (loss)         (681)                          2,677

 Change in net unrealized         (6,355)                        (13,114)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       7,138                          15,567
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (14,346)                       (26,004)
From net interest income

 In excess of net realized        (235)                          0
gain

 TOTAL DISTRIBUTIONS              (14,581)                       (26,004)

Share transactions Net            300,757                        337,840
proceeds from sales of shares

 Reinvestment of distributions    11,594                         20,370

 Cost of shares redeemed          (263,572)                      (299,020)

 NET INCREASE (DECREASE) IN       48,779                         59,190
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       41,336                         48,753
IN NET ASSETS

NET ASSETS

 Beginning of period              697,772                        649,019

 End of period (including        $ 739,108                      $ 697,772
distributions in excess of
net   interest income of $11
and $0, respectively)

OTHER INFORMATION
Shares

 Sold                             30,214                         33,370

 Issued in reinvestment of        1,166                          2,011
distributions

 Redeemed                         (26,509)                       (29,541)

 Net increase (decrease)          4,871                          5,840


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED FEBRUARY 29,  YEARS ENDED AUGUST 31,
                               2000

                               (UNAUDITED)                    1999                    1998      1997      1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.000                       $ 10.150                $ 10.040  $ 9.930   $ 9.980  $ 9.840
period

Income from Investment          .194 E                         .395                    .419      .425      .418     .429
Operations Net interest
income

Net realized  and unrealized    (.095)                         (.150)                  .110      .110      (.050)   .140
gain (loss)

Total from investment           .099                           .245                    .529      .535      .368     .569
operations

Less Distributions

From net  interest income       (.196)                         (.395)                  (.419)    (.425)    (.418)   (.429)

In excess of net realized gain  (.003)                         -                       -         -         -        -

Total distributions             (.199)                         (.395)                  (.419)    (.425)    (.418)   (.429)

Net asset value,  end of       $ 9.900                        $ 10.000                $ 10.150  $ 10.040  $ 9.930  $ 9.980
period

TOTAL RETURN B, C               1.00%                          2.44%                   5.37%     5.49%     3.75%    5.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 739                          $ 698                   $ 649     $ 726     $ 791    $ 909
millions)

Ratio of expenses to average    .55% A                         .55%                    .55%      .55%      .54% D   .55%
net assets

Ratio of net interest income    3.93% A                        3.89%                   4.15%     4.25%     4.17%    4.38%
to average net assets

Portfolio turnover rate         53% A                          66%                     33%       32%       78%      51%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS AND WHEN ISSUED SECURITIES. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $238,828,000 and $186,572,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $2,000 under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST)
1-800-544-5555 SM
PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments Money
Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Stanley N. Griffith, Assistant Vice President
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Arizona Municipal Income
(registered trademark)
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST)  1-800-544-5555 SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com